As filed with the Securities and Exchange Commission on April 24, 2000
                                                                FILE No. 33-7734
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        POST-EFFECTIVE AMENDMENT NO. 18


                                       TO

                                    FORM S-6
                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                               ------------------

A. Exact name of trust:

                             JPF SEPARATE ACCOUNT A
B. Name of depositor:

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

C. Complete address of depositor's principal executive offices:

                               One Granite Place
                               Concord, NH 03301

D. Name and complete address of agent for service:

                              Ronald R. Angarella
                                   President

                     Jefferson Pilot Securities Corporation

                               One Granite Place
                               Concord, NH 03301

                                   Copies to:

          Charlene Grant, Esq.                       Joan E. Boros, Esq.
                                               Jorden, Burt, Boros, Ciochetti,
Jefferson Pilot Financial Insurance Company         Berenson & Johnson LLP
          One Granite Place                   1025 Thomas Jefferson Street, N.W.
          Concord, NH 03301                             Suite 400 East
                                                 Washington, D.C. 20007-0805

                               ------------------

     It is proposed that this filing will become effective (check appropriate box)


     [ ] immediately upon filing pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(i)
     [X] on May 1, 2000 pursuant to paragraph (b) of rule (485)
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


E. Title and amount of Securities being registered:

     Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.

F. Proposed maximum aggregate offering prices to the public of the securities being registered:

     Registration of Indefinite Amount of Securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940.

G. Amount of filing Fee:


     An indefinite amount of the Registrant's securities has been registered pursuant to a declaration, under Rule 24f-2 under the Investment Company Act of 1940, set out in the Form S-6 Registration Statement contained in File No. 2-94478. Registrant filed a Rule 24f-2 Notice for the fiscal year ending December 31, 1999 on February 23, 2000.


H. Approximate date of proposed public offering:

     As soon as practicable after the effective date.

     Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

================================================================================

                            Prospectus: May 1, 2000


                                  Ensemble II

                            JPF Separate Account A

                Flexible Premium Variable Life Insurance Policy

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
        One Granite Place, Concord, New Hampshire 03301   800-258-3648
--------------------------------------------------------------------------------


This Prospectus describes the Ensemble II variable life insurance policy ("Ensemble II" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by Jefferson Pilot Financial Insurance Company ("we" or "JP Financial" or "the Company"). The Policy is intended to provide life insurance and pay a benefit, as described in this Prospectus, upon surrender or death. The Policy allows flexible premium payments, Policy Loans, Partial Surrenders, and a choice of two Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to JPF Separate Account A ("Separate Account A" or "the Separate Account"), and/or the General Account, or both Accounts. The Divisions of the Separate Account support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Fund. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4.5% per year. Your Policy may lapse if the Cash Value is insufficient to pay a Monthly Deduction. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may reinstate it.

The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").


This Prospectus also describes the Divisions used to fund the Policy through Separate Account A. Each Division invests exclusively in one of the following
Portfolios:



JPVF International Equity Portfolio
JPVF World Growth Stock Portfolio
JPVF Global Hard Assets Portfolio
JPVF Emerging Growth Portfolio
JPVF Capital Growth Portfolio
JPVF Small Company Portfolio
JPVF Growth Portfolio
JPVF Value Portfolio
JPVF Balanced Portfolio
JPVF High Yield Bond Portfolio
JPVF Money Market Portfolio
JPVF S&P 500 Index Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP II Contrafund Portfolio
MFS Research Series
MFS Utilities Series
Oppenheimer Strategic Bond Fund/VA
Oppenheimer Bond Fund/VA
Templeton International Securities Fund

Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719.


Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble II insurance policies and shares of the funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

THIS PROSPECTUS AND OTHER INFORMATION ABOUT JPF SEPARATE ACCOUNT A REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov.

table of contents
--------------------------------------------------------------------


                                                     Page
                                                    -----
DEFINITIONS .......................................    3
POLICY SUMMARY ....................................    4
THE SEPARATE ACCOUNT ..............................    5
CHARGES & FEES ....................................    6
 Charges & Fees Assessed Against
  Premium .........................................    6
 Charges & Fees Assessed Against
  Accumulation Value ..............................    6
 Charges & Fees Assessed Against the
  Separate Account ................................    7
 Charges Assessed Against the Underlying
  Funds ...........................................    7
 Charges Deducted Upon Surrender ..................    8
ALLOCATION OF PREMIUMS ............................    9
 The Portfolios ...................................    9
 Investment Advisers for the Funds ................   11
 Mixed and Shared Funding; Conflicts of
  Interest ........................................   11
 Fund Additions, Deletions or
  Substitutions ...................................   11
 General Account ..................................   12
POLICY CHOICES ....................................   13
 General ..........................................   13
 Premium Payments .................................   13
 Death Benefit Options ............................   14
 Transfers and Allocations to Funding
  Options .........................................   15
 Telephone Transfers, Loans and
  Reallocations ...................................   15
 Automated Transfers (Dollar Cost
  Averaging and Portfolio Rebalancing) ............   15
POLICY VALUES .....................................   16
 Accumulation Value ...............................   16
 Unit Value .......................................   17
 Net Investment Factor ............................   17
 Surrender Value ..................................   17
POLICY RIGHTS .....................................   18
 Surrenders .......................................   18
 Withdrawals ......................................   18
 Grace Period .....................................   18
 Reinstatement of a Lapsed Policy .................   18
 Right to Defer Payment ...........................   19

                                                    Page
                                                    -----
 Policy Loans .....................................   19
 Policy Changes ...................................   20
 Right of Policy Examination ......................   21
 Supplemental Benefits ............................   21
DEATH BENEFIT .....................................   22
POLICY SETTLEMENT .................................   22
 Settlement Options ...............................   22
THE COMPANY .......................................   23
DIRECTORS & OFFICERS ..............................   24
ADDITIONAL INFORMATION ............................   25
 Reports to Policyowners ..........................   25
 Right to Instruct Voting of Fund Shares ..........   25
 Disregard of Voting Instructions .................   26
 State Regulation .................................   26
 Legal Matters ....................................   26
 The Registration Statement .......................   26
 Financial Statements .............................   26
 Employee Benefit Plans ...........................   26
 Distribution of the Policy .......................   27
 Independent Auditors .............................   27
 Group or Sponsored Arrangements ..................   28
TAX MATTERS .......................................   28
 General ..........................................   28
 Federal Tax Status of the Company ................   28
 Life Insurance Qualification .....................   28
 Charges for JP Financial Income Taxes ............   31
MISCELLANEOUS POLICY PROVISIONS ...................   31
 The Policy .......................................   31
 Payment of Benefits ..............................   32
 Suicide and Incontestability .....................   32
 Protection of Proceeds ...........................   32
 Nonparticipation .................................   32
 Changes in Owner and Beneficiary;
  Assignment ......................................   32
 Misstatements ....................................   33
ILLUSTRATIONS OF ACCUMULATION
 VALUES, CASH VALUES AND DEATH
 BENEFITS .........................................  A-1
FINANCIAL STATEMENTS OF THE
 COMPANY ..........................................  F-1
FINANCIAL STATEMENTS OF THE
 SEPARATE ACCOUNT .................................  F-19


--------------------------------------------------------------------------------
 This prospectus does not constitute an offer in any jurisdiction in which such offering may not be lawfully made. No dealer, salesman or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and, if given or made, such other information or representations must not be relied upon. The purpose of this variable life insurance policy is to provide insurance protection. Life insurance is a long-term investment. Policyowners should consider their need for insurance coverage and the policy's long-term investment potential. No claim is made that the policy is any way similar or comparable to an investment in a mutual fund.
--------------------------------------------------------------------------------
definitions
--------------------------------------------------------------------

Accumulation Value: The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

Age: The Insured's age at his/her nearest birthdays.


Allocation Date: The date when we place the initial Net Premium in the Divisions and the General Account as you instructed in the application. The Allocation Date is the later of: 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.


Attained Age: The age of the Insured at the last Policy Anniversary.


Beneficiary: The person you designate in the application to receive the Death Benefit proceeds. If changed, the Beneficiary is as shown in the latest change filed with us. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary. The Beneficiary's interest may be subject to that of any assignee.

Cash Value: The Accumulation Value less any Surrender Charge. This amount less any Policy Debt is payable to you on surrender of the Policy.


Code: The Internal Revenue Code of 1986, as amended.

Company: Jefferson Pilot Financial Insurance Company.


Cost of Insurance: A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

Date of Receipt: Any Company business day, prior to 4:00 p.m. Eastern time, on which a notice or premium payment is received at our Home Office.


Death Benefit: The amount which is payable to the Beneficiary on the death of the Insured, adjusted as provided in the Policy.

Death Benefit Options: Either of the two methods for determining the Death Benefit.

Division: A separate division of Separate Account A which invests only in the shares of a specified Portfolio of a Fund.

Fund: An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

General Account: A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4.5% per year.


Grace Period: The 61-day period beginning on the Monthly Anniversary Day on which the Policy's Cash Value less any Policy Debt is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

Home Office: Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.


Insured: The person on whose life the Policy is issued.

Issue Age: The Age of the Insured on the Policy's Issue Date.


Issue Date: The date on which the Policy is issued.


Loan Value: Generally, 90% of the Policy's Cash Value on the date of a loan.

Minimum Initial Premium: The amount of premium due on the Policy Date, which is an amount sufficient to cover Monthly Deductions and keep the Policy in force for at least three months.

Monthly Anniversary Date: The same day in each month as the Policy Date.

Net Premium: The gross premium less a 2.5% State Premium Tax Charge.

Policy: The life insurance contract described in this Prospectus.


Policy Date: The date set forth in the Policy and from which policy years, policy months and policy anniversaries will be determined. If the Policy Date should fall on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If you do not request a date, it is the date the Policy is issued.


Policy Debt: The sum of all unpaid policy loans and accrued interest thereon.

Portfolio: A separate investment series of one of the Funds.


Proof of Death: One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.


SEC: Securities and Exchange Commission.


Separate Account A: JPF Separate Account A, a separate investment account we established for the purpose of funding the Policy.

Specified Amount: The amount you chose at application, which may subsequently be increased or decreased, and which is used to determine the Death Benefit.


State: Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands or any other possession of the United States.


Surrender Charge: An amount we retain upon the Surrender of the Policy, or a Withdrawal.


Surrender Value: Cash Value less any Policy Debt.

Target Premium: The premium from which first year commissions will be determined and which varies by sex, Issue Age, rating class of the Insured and Specified Amount.


Valuation Date: The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open. In addition to being closed on all federal holidays, we will also be closed on Good Friday, the Friday following Thanksgiving and the day before or following Christmas.


Valuation Period: The period of time from between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.




policy summary
--------------------------------------------------------------------------------

The Policy described in this Prospectus is a flexible premium variable life insurance policy. The Policy is intended to provide life insurance and pay a benefit (subject to adjustment under the Policy's Age and/or Sex, Suicide and Incontestability, and Grace Period provisions) upon surrender of the Policy or death of the Insured. The Policy allows flexible premium payments, Policy Loans, Withdrawals and a choice of two Death Benefit Options. Account values may be either fixed or variable or a combination of fixed and variable.

As described within, charges and fees will be assessed against premium payments, Accumulation Value, the Separate Account, the underlying Funds and upon surrender.


You must purchase your variable life insurance policy from a registered representative. The Policy, the initial application on the Insured, any subsequent applications and any riders constitute the entire contract.

At the time of application, you must choose a Death Benefit Option, decide on the amount of premium and determine how to allocate Net Premiums. You may elect to supplement the benefits afforded by the Policy through the addition of riders we make available.

The proceeds payable upon the death of the Insured depend on the Death Benefit Option chosen. Under Option 1 the Death Benefit equals the current Specified Amount. Under Option 2, the Death Benefit equals the current Specified Amount plus the Accumulation Value on the date of death. The Death Benefit proceeds will be reduced by repayment of any outstanding Policy Debt.

Although the Policy is designed to allow flexible premiums, you must pay sufficient premiums to continue the Policy in force. An initial premium, based on Issue Age, underwriting class and Specified Amount must be paid at issue. No premium payment may be less than $25. Premium reminder notices will be sent for Planned Premiums and for premiums required to continue the Policy in force. Should your Policy lapse, you may reinstate it.

You may allocate your Net Premiums to the Separate Account, the General Account or both Accounts. Net Premiums allocated to the Separate Account must be allocated to one or more of the Divisions of the Separate Account and allocations must be in whole percentages. The variable portion of the Policy is supported by the Divisions you choose and will vary with the investment performance of the associated Portfolios. Net Premiums allocated to the General Account will accumulate at rates of interest we determine. The effective rate of interest will not be less than 4.5% per year.



the separate account
--------------------------------------------------------------------------------


The Separate Account underlying the Policy is JPF Separate Account A. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the prospectuses for each of the Portfolios which are delivered with this Prospectus.

Separate Account A was established under New Hampshire law on August 20, 1984. Under New Hampshire Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for our variable life insurance policies. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value. The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to you.


No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.


The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.

Divisions. The Policy presently offers twenty Divisions but may add or delete Divisions. You may invest in a total of 17 Divisions over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

charges & fees
--------------------------------------------------------------------------------

[arrow right] CHARGES & FEES ASSESSED AGAINST PREMIUM

Premium Charges


Before allocating a premium to any of the Divisions of Separate Account A and the General Account, we will deduct a state premium tax charge of 2.5% unless otherwise required by state law (2.35% in California; 2% in Oregon). We may impose the premium tax charge in states which do not themselves impose a premium tax. The state premium tax charge reimburses us for taxes we pay to states and municipalities in which we sell the Policy. The amount of tax assessed by a state or municipality may be more or less than the charge. We have determined that the state tax charges are reasonable in relation to our tax liability, but subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.


[arrow right] CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

Charges and fees assessed against the Policy's Accumulation Value will be deducted pro rata from each of the Divisions and the General Account.

Monthly Deduction


On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the cost of insurance for the Policy and any optional benefits added by rider.


The Monthly Deduction equals:

i) the Cost of Insurance for the Policy (as described below), and the cost of additional benefits provided by rider, plus

ii) a Monthly Administrative Fee of $6, which may not be increased.


Cost of Insurance. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions you may elect through a Policy rider.

The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus
(iii) where:


(i) is the current Cost of Insurance Rate as described in the Policy;

(ii) is the death benefit at the beginning of the policy month divided by
1.0036748 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4.5%); and

(iii) is the Accumulation Value at the beginning of the policy month.


If the corridor percentage applies, it will be reflected in the Death Benefit used in the calculation.

The current Cost of Insurance Rate is variable and is based on the Insured's issue age, sex (where permitted by law), Policy Year, rating class and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the Monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality, investment income, expenses, reinsurance costs and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis.


We will calculate a guaranteed monthly deduction adjustment at the beginning of the second Policy

Year and every Policy Year thereafter and add it to the Accumulation Value for each month of the Policy Year during which the adjustment is in effect. The adjustment will be allocated among the Divisions and the General Account in the same proportion as premium payments. The adjustment is calculated as (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:

(i) is .000375;

(ii) is the sum of the Policy's Accumulation Value in each Division of the Separate Account at the beginning of the Policy Year;

(iii) is the Type B loan balance at the beginning of the Policy Year; and

(iv) is the Guideline Single Premium at issue under Section 7702 of the Code, increased on a pro rata basis for any increase in Specified Amount.

See "Policy Loans" for a description of Type B loans.

Monthly Administrative Expense Charge. The Monthly Deduction amount also includes a monthly administration fee of $6.00. This fee may not be increased.

Charges for Optional Benefits. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.


[arrow right] CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

Risk Charge


We will assess a charge, not to exceed .0024657% on a daily basis, against each Division at a current annual rate of .90% of the value of the Division to compensate us for mortality and expense risks we assume in connection with the Policy. The mortality risk we assume is that the Insured may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.


Administrative Charge for Transfers or Withdrawal


We will impose an Administrative Fee of $25 for each transfer among the Divisions of the Separate Account or the General Account, after the first 12 transfers in a Policy Year and except for the transfer of the initial Net Premium plus interest, and any other premiums received, from the General Account on the Allocation Date and loan repayments. An Administrative Fee of $25 will also be charged for withdrawals.



[arrow right] CHARGES ASSESSED AGAINST THE UNDERLYING FUNDS

Following are the investment advisory and sub-investment management fees, paid by each of the Funds as a percentage of average net assets.

Jefferson Pilot Variable Fund


                                   World Growth Stock,
                                   Global Hard Assets,
                                     Small Company,
    Average Daily        Money            Value,           Capital
     Net Assets         Market        and Balanced         Growth
--------------------   --------   --------------------   ----------
First $200 million     .50%                .75%            1.00%
Next $1.1 billion      .45%                .70%             .95%
Over $1.3 billion      .40%                .65%             .90%

    Average Daily       Emerging        High Yield       International   S&P
     Net Assets          Growth      Bond and Growth        Equity       500
--------------------   ----------   -----------------   --------------   ---
First $200 million         .80%           .75%              1.00%        .24%
Next $1.1 billion          .75%           .75%              1.00%        .24%
Over $1.3 billion          .70%           .75%              1.00%        .24%


The compensation of the Sub-Investment Managers is paid directly from the investment management fees of JP Investment Advisory and is set forth in the table below as an annual percentage of the average daily net assets of the Portfolio managed:

                                Sub-Investment Manager Fees
                       ----------------------------------------------
                                    Templeton     Van Eck      Lord
                         Janus        World        Global     Abbett
    Average Daily       Capital       Growth        Hard       Small
     Net Assets          Growth       Stock        Assets     Company
--------------------   ---------   -----------   ---------   --------
First $200 million     .70%          .50%          .50%        .50%
Next $1.1 billion      .65%          .45%          .45%        .45%
Over $1.3 billion      .60%          .40%          .40%        .40%

                                     MFS
                       Credit   High Yield &    MFS
                       Suisse     Emerging     Money    Janus    Barclay's
     Net Assets        Value       Growth     Market   Balanced   S&P 500
-------------------- ----------  ---------- -------- ---------  -----------
First $100 million       .50%       .40%      .30%      .55%        .05%
Next $100 million        .50%       .40%      .30%      .50%        .05%
Next $300 million        .50%       .40%      .25%      .50%        .05%
Next $500 million        .50%       .40%      .25%      .45%        .025%
Over $1 billion          .50%       .40%      .25%      .45%        .01%


                                  Lombard Odier
                       Strong     International
     Net Assets        Growth        Equity
-------------------   --------   --------------
First $25 million       .60%           .50%
Next $75 million        .50%           .50%
Next $50 million        .40%           .50%
Over $150 million       .30%           .50%


Templeton International Securities Fund: Class 1.

                                  Total
Management         Other          Annual
   Fee            Expenses       Expenses
----------        --------       --------
   .69%             .19%           .88%


Fidelity VIP and VIP II


                                                 Total
                    Management       Other       Annual
Fidelity VIP            Fee        Expenses     Expenses
----------------   ------------   ----------   ---------
Equity Income           .48%          .08%     .56%
Growth                  .58%          .07%     .65%

Fidelity VIP II
----------------
Contrafund              .58%          .07%     .65%

MFS Variable Insurance Trust

                                                                 Total
                                    Management       Other       Annual
                                        Fee        Expenses     Expenses
                                   ------------   ----------   ---------
MFS Research Series                    .75%            .11%         .86%
MFS Utilities Series                   .75%            .16%         .91%

Oppenheimer Variable Account Funds


                                                                 Total
                                    Management      Other       Annual
                                       Fee        Expenses     Expenses
                                   ------------   ----------   ---------
Bond Fund/VA                           .74%            .04%         .78%
Strategic Bond Fund/VA                 .72%            .01%         .73%

Certain of the unaffiliated Portfolio advisers reimburse us for administrative costs incurred in connection with administering the Funds as variable funding options under the Policy (MFS--0.15%, Oppenheimer--0.10% for the Bond Fund and 0.15% for the Strategic Bond Fund). These reimbursements are paid out of the investment advisory fees and are not charged to the Portfolios.


For further details on each Portfolio's expenses please refer to that Portfolio's prospectus. Additional copies of each Portfolio's prospectus and the Statement of Additional Information for each Portfolio may be obtained free of charge by calling (800)-258-3648 x 7719.

[arrow right] CHARGES DEDUCTED UPON SURRENDER


If you surrender the Policy, make a withdrawal, or the Policy lapses during the first ten Policy Years, we will assess a surrender charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs. The initial Surrender Charges will be specified in your Policy and will be in compliance with each state's nonforfeiture law.


The initial Surrender Charge, as specified in the Policy, is based on the Specified Amount. It also depends on the Issue Age, risk classification and, in most states, sex of the Insured. It is determined by multiplying a surrender factor by the lesser of (1) the premiums actually received in policy year one; or (2) the "Guideline Annual Premiums" as defined in the rules and regulations under the 1940 Act. The surrender factor depends on the length of time the Policy has been in force, as follows:

  Policy Year     Surrender Factor
--------------   -----------------
      1-5               .30
       6                .25
       7                .20
       8                .15
       9                .10
      10                .05
11 and after             0

We will assess an additional Surrender Charge for any increase in the Specified Amount, other than an increase caused by a change from Death Benefit Option II to Death Benefit Option I. The additional Surrender Charge is determined by multiplying a surrender factor by the lesser of (1) or (2), where:

 (1) is A times B divided by C, where:
        A is the amount of the increase in the Specified Amount;
        B is the sum of the cash value just prior to the increase in the Specified Amount and the total premiums received in the 12 months just following the increase in the Specified Amount; and
        C is the Specified Amount in effect after the increase in the Specified Amount.

 (2) is the "Guideline Annual Premium" for the increase at the attained age of the Insured on the effective date of the increase in the Specified Amount.

The surrender factor depends on the length of time the increase has been in force, as follows:

 Increase Year     Surrender Factor
---------------   -----------------
      1-5                .15
       6                 .125
       7                 .10
       8                 .075
       9                 .05
       10                .025
 11 and after             0

The Surrender Charge in effect at any time is the sum of the Surrender Charge for the initial Specified Amount plus the Surrender Charge for any increase in the Specified Amount. If the Specified Amount is decreased, the Surrender Charge will not decrease. We will not assess a Surrender Charge after the tenth Policy Year.

Surrender Charges on Surrenders and Withdrawals

All applicable Surrender Charges are imposed on Surrenders.

We will impose a pro rata Surrender Charge on Withdrawals. The pro rata Surrender Charge is calculated by dividing the amount of the net Withdrawal by the Cash Value and multiplying the result by the amount of the Surrender Charge on a surrender. We will reduce any applicable remaining Surrender Charges by the same proportion. We will deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn, unless the Withdrawal is combined with a request to maintain or increase the Specified Amount. (See "Withdrawals")

Other Charges


We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $25, to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the Policy Date.


allocation of premiums
--------------------------------------------------------------------------------


You may allocate all or a part of your Net Premiums to the Divisions currently available under your Policy or you may allocate all or a part of your Net Premiums to the General Account.


[arrow right] THE PORTFOLIOS


The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums applied to the Separate Account will be invested in the Portfolios in accordance with your selection. Portfolios may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Portfolios you may elect to 17 over the lifetime of the Policy or to increase the total number of Portfolios you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only through the purchase of variable annuities or variable life insurance policies. (See Mixed and Shared Funding)

The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Portfolio or combination of Portfolios is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.


[diamond] JPVF International Equity Portfolio seeks long-term capital appreciation through investments in securities whose primary trading markets are outside the United States.

[diamond] JPVF World Growth Stock Portfolio seeks to achieve long-term capital growth through a policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.

[diamond] JPVF Global Hard Assets Portfolio seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities". Income is a secondary consideration.

[diamond] JPVF Emerging Growth Portfolio seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective of long-term growth.

[diamond] JPVF Capital Growth Portfolio seeks capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

[diamond] JPVF Small Company Portfolio seeks to achieve growth of capital. The
          Portfolio pursues its objective by investing primarily in a diversified portfolio of equity securities issued by small companies.

[diamond] JPVF Growth Portfolio seeks capital growth by investing primarily in equity securities that the Sub-Investment Manager believes have above-average growth prospects.


[diamond] JPVF Value Portfolio seeks long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, secondarily, seeks a reasonable level of current income.


[diamond] JPVF Balanced Portfolio seeks reasonable current income and long-term capital growth, consistent with conservation of capital, by investing primarily in common stocks and fixed income securities.


[diamond] JPVF S&P 500 Index Portfolio seeks to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States as represented by the S&P 500 Index.


[diamond] JPVF High Yield Bond Portfolio seeks a high level of current income by investing primarily in corporate obligations with emphasis on higher yielding, higher risk, lower-rated or unrated securities. These securities may be considered speculative and involve greater risks, including risk of default, than higher rated securities.

[diamond] JPVF Money Market Portfolio seeks to achieve as high a level of current income as is consistent with preservation of capital and liquidity. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government.

[diamond] Fidelity Variable Insurance Products Fund--Growth Portfolio seeks capital appreciation by investing primarily in common stocks.

[diamond] Fidelity Variable Insurance Products Fund--Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Fund will also consider the potential for capital appreciation.

[diamond] Fidelity Investments' Variable Insurance Products Fund II--Contrafund
          Portfolio seeks maximum total return over the long term by investing its assets mainly in equity securities of companies that are undervalued or out-of-favor.




[diamond] MFS Variable Insurance Trust--Research Series seeks to provide long-term growth of capital and future income by investing a substantial proportion of its assets in equity securities of companies believed to possess better-than-average prospects for long-term growth.

[diamond] MFS Variable Insurance Trust--Utilities Series seeks capital growth and current income (incomes above that available from a portfolio invested entirely in equity securities) by investing, under normal circumstances, at least 65% (but up to 100% at the discretion of the Adviser) of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

[diamond] Oppenheimer Variable Account Funds--Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Portfolio intends to invest principally in: (i) foreign government and corporate debt securities,
          (ii) U.S. Government securities, and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative.

[diamond] Oppenheimer Variable Account Funds--Bond Fund/VA primarily seeks a high level of current income from investment in high yield, fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, this Portfolio seeks capital growth when consistent with its primary objective.


[diamond] Franklin Templeton Variable Insurance Product Trust--Templeton
          International Securities Fund seeks long-term capital growth through a flexible policyof investing in stocks and debt obligations of companies and governments outside the United States. Any income realized will be incidental. Although the Templeton International Fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities such as convertible bonds which are rated in any category by Standard & Poor's Corporation or Moody's Investors Service, Inc. or which are unrated by any rating agency.

Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

[arrow right] INVESTMENT ADVISERS FOR EACH OF THE FUNDS:

Jefferson Pilot Variable Fund, Inc. ("JPVF") The investment manager to JPVF is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory"), an affiliate of the Company. JP Investment Advisory and JPVF have contracted with nine unaffiliated companies to act as sub-investment managers to the Funds. They are:

[diamond] JPVF International Equity Portfolio: Lombard Odier International
          Portfolio Management Limited ("Lombard Odier")

[diamond] JPVF World Growth Stock Portfolio: Templeton Global Advisors Limited
          ("Templeton")

[diamond] JPVF Global Hard Assets Portfolio: Van Eck Associates Corporation
          ("Van Eck")

[diamond] JPVF Emerging Growth Portfolio: Massachusetts Financial Services
          Company ("MFS")

[diamond] JPVF Capital Growth Portfolio: Janus Capital Corporation ("Janus")

[diamond] JPVF Small Company Portfolio: Lord, Abbett & Co. ("Lord Abbett")

[diamond] JPVF Growth Portfolio: Strong Capital Management, Inc. ("Strong")


[diamond] JPVF Value Portfolio: Credit Suisse Asset Management, LLC ("Credit
          Suisse")

[diamond] JPVF S&P 500 Index Portfolio: Barclays Global Fund Advisors
          ("Barclays")

[diamond] JPVF Balanced Portfolio: Janus

[diamond] JPVF High Yield Bond: MFS

[diamond] JPVF Money Market Portfolio: MFS

Fidelity Variable Insurance Products Fund - Fidelity Management and Research Company ("FMR")

Fidelity Variable Insurance Products Fund II - FMR

MFS Variable Insurance Trust - Massachusetts Financial Services Company ("MFS")

Oppenheimer Variable Account Funds - OppenheimerFunds, Inc. ("Oppenheimer")

Franklin Templeton Variable Insurance Products Series Trust - Templeton Investment Counsel, Inc. ("TICI")

[arrow right] MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

Shares of the Funds are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/
Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.


[arrow right] FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS


We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for

Portfolio share already purchased or to be purchased in the future for the Division inconnection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (a) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (b) the shares of a Portfolio are no longer available for investment; or (c) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution of securities will be made without prior notice to Policyowners, and without prior approval of the SEC or such other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.


We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

(a) to operate the Separate Account in any form permitted by law;

(b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

(c) to transfer assets from one Division to another, or from any Division to our general account;

(d) to add, combine, or remove Divisions in the Separate Account;

(e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees--Other Charges"; and


(f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolios' shareholders. See accompanying Prospectus for the Funds.


[arrow right] GENERAL ACCOUNT

Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the Fixed Account has not been reviewed by the SEC.


The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.5% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Funds does not affect the General Account Value.

The General Account is secured by our general assets. Our the general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we have chosen, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly deduction adjustment, plus interest at an annual rate of not less than 4.5%, less the amount of any Withdrawals, Policy Loans or Monthly Deductions.

If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the Initial Net Premium.

policy choices
--------------------------------------------------------------------


[arrow right] GENERAL


The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage with a Death Benefit payable to a named beneficiary or contingent beneficiary. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments. You may also adjust the level of life insurance payable under the Policy without having to purchase a new Policy by increasing or decreasing the Specified Amount.

To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. We will generally not issue Policies to insure persons older than age 80. For ages 15 and over, the Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application or premium or contest a Policy for any good reason.


The minimum Specified Amount at issue is $25,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.


[arrow right] PREMIUM PAYMENTS


The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our home office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payment on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will set forth the limits, which will include a minimum initial premium payment sufficient to keep the Policy in force for three months; they may also include limits on the total amount and frequency of payments in each policy year. No payment may be less than $25. In order to help you get the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the current financial climate, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay such premiums and failure to make any premium payment will not necessarily result in lapse of the Policy, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Policy Lapse")

Premiums paid in excess of the Planned Periodic Premium or an increase in your Planned Periodic Premium may cause the Policy to be classified as a "Modified Endowment Contract" for federal income tax purposes. If at any time we receive a premium payment which would result in your Policy being deemed a modified endowment contract, we will refund the premium to you with interest within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within 60 days after the end of such year, we will hold the excess premium in a separate deposit fund and credit it with interest until we refund it to you. We may also notify you of other options available to you to keep your Policy in compliance. (See--"Tax Matters").

Section 7702 of the Code includes a definition of life insurance for tax purposes. These rules place limits on premiums and on the relationship between the Death Benefit and the Accumulation Value. If you pay a premium which would result in total premiums exceeding the current maximum premium limitations, we will refund to you any premium in excess of that amount and we will accept no further premium payments until allowed by the current maximum premium limitations required by the Code.

Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy. Backdating may be desirable, for example, so that you can purchase a particular Policy Specified Amount for lower Cost of Insurance Rate based on a younger insurance age. For a backdated Policy, you must pay the premium for the period between the Policy Date and the date the application is received at the Home Office. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.

We will allocate premium payments, net of the premium tax charge and Federal DAC tax, plus interest earned prior to the Allocation Date, among the General Account and the divisions of the Separate Account in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any division or the General Account is 5% and allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Home Office. Prior to the Allocation Date, the initial Net Premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

You may change your premium allocation instructions at any time. Your request may be written or by telephone, so long as the proper telephone authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")



[arrow right] DEATH BENEFIT OPTIONS


At the time of purchase, you must choose between the two available Death Benefit Options. The amount payable under the Policy will depend upon which Death Benefit Option you choose.


Under Option 1 the Death Benefit will be the greater of the current Specified Amount or the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

Under Option 2 the Death Benefit will be the current Specified Amount plus the Accumulation Value on the date of death.

The corridor percentage depends upon the Insured's attained age on the date of death and is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws. Following is a complete list of corridor percentages.

  Attained       Corridor      Attained      Corridor      Attained      Corridor      Attained      Corridor
     Age        Percentage        Age       Percentage        Age       Percentage        Age       Percentage
------------   ------------   ----------   ------------   ----------   ------------   ----------   -----------
40 & below          250%         52             171%         64             122%         91            104%
     41             243          53             164          65             120          92            103
     42             236          54             157          66             119          93            102
     43             229          55             150          67             118          94            101
     44             222          56             146          68             117          95            100
     45             215          57             142          69             116
     46             209          58             138          70             115
     47             203          59             134          71             113
     48             197          60             130          72             111
     49             191          61             128          73             109
     50             185          62             126          74             107
     51             178          63             124         75-90           105

Under both Option 1 and Option 2, the Death Benefit will be reduced by a Withdrawal. (See "Withdrawals") The Death Benefit payable under either Option will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.


After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change from Option 1 to Option 2, or vice versa, by sending us a request in writing. If you change the Death Benefit option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation

Value on the effective date of the change. We will require evidence of insurability on a request for a change from Option 1 to Option 2. We will not permit a change in the Death Benefit Option if the change would result in a Specified Amount which is less than the minimum Specified Amount of $25,000.

[arrow right] TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS


You may transfer all or part of the Accumulation Value to any other Portfolio or to the General Account at any time. You must transfer a minimum of $250 each time. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we may impose a transfer charge of the lesser of $25 or 10% of the amount transferred, which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a Transfer Charge on the transfer of the initial Net Premium payments, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a transfer charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.

You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. While you are doing this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating classes of the Insured at the time of transfer. The minimum period will decrease if you choose to increase the Specified Amount, surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate than that guaranteed for the General Account or charge a lower cost of insurance rate than those guaranteed in the Policy.

We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions of the Separate Account may be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of initial net premium payments, plus interest earned, from the General Account and loan repayments.

We reserve the right to refuse or restrict transfers made by third-party agents on behalf of Policyowners or pursuant to market timing services when we determine that such transfers will be detrimental to the Portfolios, Policyowners or you.



[arrow right] TELEPHONE TRANSFERS, LOANS AND REALLOCATIONS


You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing or by telephone. In order to make telephone transfers, you must complete a written telephone transfer authorization form and return it to us at our Home Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified.

We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we does not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.



[arrow right] AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO
              REBALANCING)

Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more of the item when prices are low and less of it when prices are high.

You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Portfolio or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program. You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give us at least 30 days' notice to change any automated transfer instructions that are currently in place. We reserve the right to suspend or modify automated transfer privileges at any time.

You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions between various types of investments on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis.


You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features and not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.


Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging Program.



policy values
--------------------------------------------------------------------------------


[arrow right] ACCUMULATION VALUE


The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the State Premium Tax Charge, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is:


(i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the net investment factor, described below, for the current Valuation Period, plus


(ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, plus

(iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, minus

(iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, minus

(v) all withdrawals from the Division during the current Valuation Period.

Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the monthly deduction allocated to the Divisions.


[arrow right] UNIT VALUES


We credit units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.


The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.


[arrow right] NET INVESTMENT FACTOR

The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. we calculate the Net Investment Factor by dividing (1) by (2) and subtracting
(3) from the result, where:

(1) is the sum of:

    (a) the Net Asset Value of a Fund share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

    (b) the per share amount of any dividend or capital gain distributions made for shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

(2) is the Net Asset Value of a Fund share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

(3) is the daily charge no greater than .0024657% representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to .90% of the daily Net Asset Value of Fund shares held in the Separate Account for that Division.

Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.


[arrow right] SURRENDER VALUE


The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy. The Surrender Value will equal (a) the Accumulation Value on the date of surrender; less (b) the Surrender Charge; less (c) the Policy Debt. (See Charges Deducted Upon Surrender)
policy rights
--------------------------------------------------------------------------------


[arrow right] SURRENDERS

By Written Request, you may surrender the Policy for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the Surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. (See Right to Defer Payment, Policy Settlement and Payment of Benefits)

[arrow right] WITHDRAWALS


By written request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. We will deduct a charge equal to the lesser or $25 or 2% of the amount of the withdrawal from the amount of the Cash Value which you withdraw. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Cash Value less any Policy Debt. We will also deduct a pro rata Surrender Charge unless the withdrawal is combined with a request to maintain or increase the Specified Amount.


Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows.

[diamond] The Policy's Cash Value will be reduced by the amount of the withdrawal;

[diamond] The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge;

[diamond] Life insurance proceeds payable under the Policy will generally be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge, unless the withdrawal is combined with a request to maintain the Specified Amount.

The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.


If the Death Benefit Option for the Policy is Option 1, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below the $10,000.


If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the life insurance proceeds payable under the Policy.


You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account Value, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See Right to Defer Payment, Policy Changes and Payment of Benefits)



[arrow right] GRACE PERIOD


If your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, your Policy will go into lapse pending. We will allow you 61 days of grace for payment of an amount sufficient to continue coverage. This amount must be sufficient in amount, after the deduction of the premium tax charge, to cover the monthly deductions for at least three policy months.

We will mail written notice to your last known address, according to our records, not less than 61 days before termination of the Policy. We will also mail this notice to the last known address of any assignee of record.


The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

If payment is not made within 61 days after the Monthly Anniversary Day, the Policy will terminate without value at the end of the Grace Period.


[arrow right] REINSTATEMENT OF A LAPSED POLICY


If the Policy terminates as provided in its Grace Period, you may reinstate it. To reinstate the Policy, the following conditions must be met:


[diamond] The Policy has not been fully surrendered.

[diamond] You must apply for reinstatement within 5 years after the date of termination.

[diamond] We must receive evidence of insurability, satisfactory to us, that the Insured is insurable at the original rating class.

[diamond] The premium payment you make must be sufficient, after deduction of the premium tax charge, to cover the monthly deductions for three policy months after the reinstatement date.

[diamond] If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan before we reinstate the Policy.


[diamond] Supplemental Benefits will be reinstated only with our consent. (See
          Grace Period and Premium Payments)


[arrow right] RIGHT TO DEFER PAYMENT


Payments of any Separate Account Value will be made within 7 days after our receipt of your written request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of full Surrender and Withdrawal Values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.



[arrow right] POLICY LOANS


We will grant loans at any time after the first policy anniversary using the Policy as security for the loan. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 90% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt. Loans have priority over the claims of any assignee or any other person.

We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "Right to Defer Payment". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and an Insured is living, you may repay your loan in whole or in part at any time without penalty.

Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions of the Separate Account and the existing General Account value that is not already allocated to secure a Policy Loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at the lesser of an annual rate of 6% or the interest rate currently credited to the General Account.

We will charge interest on any outstanding Policy Debt. The maximum interest rate is 8% compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged the prevailing interest rate, but not more than the maximum. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. Once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal. Increases in the Specified

Amount will affect the amount available for a Type A loan; however, decreases in the Specified Amount will have no effect on the amount available.

In the future, we may charge lower interest rates on policy loans. If the loan interest rate is ever less than 8%, we can increase the rate once each policy year by a maximum of 1%. We will notify you and any assignee of record of any change in the interest rate at least 30 days before the effective date of the increase. Changes in the interest rates will not affect the spread.

If Policy Debt exceeds Cash Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply premium payments in the amount of the Planned Periodic Premium, received at the Premium Frequency, as premium unless you specifically designate the payment as a loan repayment. We will apply premium payments in excess of the Planned Periodic Premium or premium payments received other than at the Premium Frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt. If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.

An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 90% or $9,000, leaving a new Surrender Value of $1,000. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding Policy Loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Loan Value is not credited with the investment experience of the Funds.



[arrow right] POLICY CHANGES


You may make changes to your Policy, as described below, by submitting a written request to our Home Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.


Increase or Decrease in Specified Amount


You may increase the Specified Amount at any time after the Policy has been issued or you may decrease the Specified Amount after the first Policy Year, so long as you are under attained age 80, and you send us a written request along with the Policy. However:


[diamond] Any increase or decrease must be at least $25,000


[diamond] Any increase or decrease will affect your cost of insurance charge


[diamond] Any increase or decrease may affect the monthly deduction adjustment

[diamond] Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect

[diamond] Any increase will require a supplemental application and satisfactory evidence of insurability

[diamond] Any increase will be effective on the Monthly Anniversary Date after the Date of Receipt of the request

[diamond] Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application

[diamond] Any decrease may result in federal tax implications under DEFRA/TAMRA
          (See "Federal Tax Matters")

Change in Death Benefit Option

Any change in the Death Benefit Option is subject to the following conditions:


[diamond] The change will take effect on the Monthly Deduction day on or next following the date on which your Written Request is received.

[diamond] There will be no change in the Surrender Charge.

[diamond] Evidence of insurability may be required.

[diamond] Changes from Option 1 to 2 will be allowed at any time while this Policy is in force subject to evidence of insurability satisfactory to us. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value at the time of the change.

[diamond] Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change.

(See Surrender Charge and Right of Policy Examination)


[arrow right] RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")


The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Home Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law), within 45 days of the date you signed the application for insurance, or within 10 days after mailing or personal delivery of the Right of Withdrawal, whichever is later. Return the Policy to Jefferson Pilot Financial Insurance Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return to you within seven days all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.



[arrow right] SUPPLEMENTAL BENEFITS

The supplemental benefits currently available as riders to the Policy include the following:

[diamond] Children's Term Insurance Rider - provides increments of level term insurance on the Insured's children, subject to the terms in the rider.

[diamond] Guaranteed Insurability Rider - provides that the Insured can purchase additional insurance at certain future dates, or increase the Specified Amount, without evidence of insurability, subject to the terms of the rider.

[diamond] Accidental Death Benefit Rider - provides additional insurance if the
          Insured's death results from an accident, as defined in the rider.

[diamond] Guaranteed Death Benefit Rider - guarantees that the Policy will stay in force during the guarantee period specified in the rider with a Death Benefit equal to the Specified Amount, subject to the terms of the rider.


[diamond] Waiver of Specified Premium Rider - provides for payment by us of a specified monthly premium into the Policy while you are disabled, as defined in the rider.

[diamond] Waiver of Premium Disability Rider - provides for waiver of monthly deductions while you are totally disabled, as defined in the rider.

[diamond] Exchange of Insured Rider - allows you to exchange the Policy for a reissued policy on the life of a substitute insured, subject to the terms of the rider.


[diamond] Terminal Illness Accelerated Benefit Rider - provides for an advance of up to 50% of a policy's eligible death benefit subject to a maximum of $250,000 per insured with a medical determination of terminal illness, subject to the terms of the rider.


[diamond] Extension of Maturity Date Rider - allows you to extend the original
          Maturity Date of the Policy subject to the terms of the rider.


[diamond] Other Insured Term Rider - provides increments of level terms insurance on the life of an insured other than the Insured under the Policy, subject to the terms of the rider.

[diamond] Primary Insured Term Rider - provides increments of level term insurance on the Insured's life, subject to the terms of the rider.

[diamond] Automatic Increase Rider - allows for scheduled annual increases in Specified Amount subject to the terms of the rider.

These riders may not be available in all states.


Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are illustrated in your Policy.

death benefit
--------------------------------------------------------------------------------


The Death Benefit under the Policy will be paid in a lump sum unless you or the beneficiary have elected that they be paid under one or more of the available Settlement Options.

Payment of the Death Benefit may be delayed if the Policy is being contested. you may elect a Settlement Option for the beneficiary and deem it irrevocable. you may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the Insured's death, unless you have made an irrevocable election.

All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.


(See "Right to Defer Payment" and "Policy Settlement")


policy settlement
--------------------------------------------------------------------------------

We will pay proceeds in whole or in part in the form of a lump sum of the Settlement Options available under the Policy upon the death of the Insured or upon Surrender or upon maturity.


A Written Request may be made to elect, change or revoke a Settlement Option before payments begin under any Settlement Option. This request will take effect upon its filing at our Home Office. If you have not elected a Settlement Option when the Death Benefit becomes payable to the beneficiary, that beneficiary may make the election.


[arrow right] SETTLEMENT OPTIONS

The following Settlement Options are available under the Policy:

Option A--Installments of a specified amount. Payments of an agreed amount to be made monthly until the proceeds and interest are exhausted.

Option B--Installments for a specified period. Payments to be made monthly for an agreed number of years.

Option C--Life Income. Payments to be made each month for the lifetime of the payee. We guarantee that payments will be made for a minimum of 10, 15 or 20 years, as agreed upon.


Option D--Interest. We will pay interest on the proceeds we hold, calculated at the compound rate of 3% per year. We will make interest payments at 12, 6, 3 or 1 month intervals.


Option E--Interest: Retained Asset Account (Performance Plus Account). We will pay interest on the proceeds we hold, based on the floating 13-week U.S. Treasury Bill rate fixed quarterly. The payee can write checks against such account at any time and in any amount up to the total in the account. The checks must be for a minimum of $250.

The interest rate for Options A, B and D will not be less than 3% per year. The interest rate for Option C will not be less than 2.5% per year. The interest rate for Option E will not be less than 2% per year.


Unless otherwise stated in the election of any option, the payee of the policy benefits shall have the right to receive the withdrawal value under that option. For Options A, D and E, the withdrawal value shall be any unpaid balance of proceeds plus accrued interest. For Option B, the withdrawal value shall be the commuted value of the remaining payments. We will calculate this withdrawal value on the same basis as the original payments. For Option C, the withdrawal value will be the commuted value of any remaining guaranteed payments. If the payee is alive at the end of the guarantee period, we will resume the payment on that date. The payment will then continue for the lifetime of the payee.


If the payee of policy benefits dies before the proceeds are exhausted or the prescribed payments made, a final payment will be made in one sum to the estate of the last surviving payee. The amount to be paid will be calculated as described for the applicable option in the Withdrawal Value provision of the Policy.

An option may be made only if proceeds are $25,000 or more. We reserve the right to change payment intervals to increase payments to $250 each.

Calculation of Settlement Option Values

The value of the Settlement Options will be calculated as set forth in the Policy.


the company
--------------------------------------------------------------------------------

Jefferson Pilot Financial Insurance Company ("JP Financial" or "the Company") is a stock life insurance company chartered in 1903 in Tennessee. Prior to May 1, 1998, JP Financial was known as Chubb Life Insurance Company of America. In 1991 Chubb Life redomesticated from the State of Tennessee to the State of New Hampshire and is now a New Hampshire life insurance company. Effective April 30, 1997, Chubb Life, formerly a wholly-owned subsidiary of The Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. Chubb Life changed its name to Jefferson Pilot Financial Insurance Company effective May 1, 1998. JP Financial's home office and service center are located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.

The Company is licensed to do life insurance business in forty-nine states of the United States, Puerto Rico, the U.S. Virgin Islands, Guam and in the District of Columbia.


At December 31, 1999, the Company and its subsidiaries had total assets of $_____________ and had over $6_ billion of insurance in force, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including the Company) were approximately $2_ billion.


The Company writes individual life insurance and annuities. It is subject to New Hampshire laws governing insurance.

The Company is currently rated AAA (Superior) by Duff & Phelps, AAA (Superior) by Standard & Poor's Corporation and A+ (Superior) by A.M. Best and Company. These ratings do not apply to JPF Separate Account A, but reflect the opinion of the rating companies as to the Company's relative financial strength and ability to meet its contractual obligations to its policyowners.

directors and officers
--------------------------------------------------------------------

                          MANAGEMENT OF JP FINANCIAL
               Executive Officers and Directors of JP Financial

                                   Directors

                               Principal Occupation and
Name                           Business Address
------------------------------ -------------------------------------------------------------
Dennis R. Glass .............. Executive Vice President
                               (also serves as Executive Vice President, Chief Financial
                               Officer and Treasurer of Jefferson-Pilot Corporation and
                               Executive Vice President, Chief Financial Officer and
                               Treasurer of Jefferson-Pilot Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401
Kenneth C. Mlekush ........... President
                               (also serves as Executive Vice President of Jefferson Pilot-
                               Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401
David A. Stonecipher ......... Chairman and Chief Executive Officer
                               (also serves as President and Chief Executive Officer of
                               Jefferson-Pilot Life Insurance Company)
                               100 North Greene Street
                               Greensboro, North Carolina 27401

                   Executive Officers (Other Than Directors)


Name                               Position
----                               --------
Charles C. Cornelio .............. Executive Vice President
Leslie L. Durland ................ Executive Vice President
John D. Hopkins .................. Executive Vice President, General Counsel
John C. Ingram ................... Executive Vice President
Reggie D. Adamson ................ Senior Vice President
Ronald R. Angarella .............. Senior Vice President
Charles P. Elam II ............... Senior Vice President, Annuity Actuary
Hal B. Phillips, Jr. ............. Senior Vice President, Chief Life Actuary
Richard T. Stange ................ Senior Vice President, Deputy General Counsel
John W. Wells .................... Senior Vice President
James R. Abernathy ............... Vice President
David K. Booth ................... Vice President
H. Lusby Brown ................... Vice President
Margaret O. Cain ................. Vice President
John A. Cindia ................... Vice President
Rebecca M. Clark ................. Vice President
Richard C. Dielensnyder .......... Vice President
Kenneth S. Dwyer ................. Vice President
Peter N. Ellinwood................ Vice President
Ronald H. Emery .................. Vice President
Randal J. Freitag ................ Vice President

Name                                   Position
----                                   --------
Carol R. Hardiman ..................   Vice President
James A. Hoffman II ................   Vice President, Associate General Counsel
Donald M. Kane .....................   Vice President
Patrick A. Lang ....................   Vice President
Shari J. Lease .....................   Vice President
James E. MacDonald, Jr. ............   Vice President
Donna L. Metcalf ...................   Vice President
W. Hardee Mills, Jr. ...............   Vice President
Thomas E. Murphy, Jr. M.D. .........   Vice President and Medical Director
Robert A. Reed .....................   Vice President, Secretary
James M. Sandelli ..................   Vice President
Russell C. Simpson .................   Vice President and Treasurer
Francis A. Sutherland, Jr. .........   Vice President
John A. Thomas .....................   Vice President
John A. Weston .....................   Vice President
Robert H. Whalen ...................   Vice President

The officers and employees of JP Financial who have access to the assets of Separate Account A are covered by a fidelity bond issued by American International Group in the amount of $20,000,000.


additional information
--------------------------------------------------------------------------------


[arrow right] REPORTS TO POLICYOWNERS

We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

2. A statement of all premiums paid and all charges incurred;

3. The balance of outstanding Policy Loans for the previous calendar year;

4. Any reports required by the 1940 Act.

We will promptly mail confirmation notices at the time of the following transactions:

 1. policy issue;

 2. receipt of premium payments;

 3. initial allocation among Divisions on the Allocation Date;

 4. transfers among Divisions;

 5. change of premium allocation;

 6. change between Death Benefit Option 1 and Option 2;

 7. increases or decreases in Specified Amount;

 8. withdrawals, surrenders or loans;

 9. receipt of loan repayments;

10. reinstatements; and

11. redemptions due to insufficient funds.

[arrow right] RIGHT TO INSTRUCT VOTING OF FUND SHARES


In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Fund will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

We will cast the votes at meetings of the shareholders of the Fund and our votes will be based on instructions received from Policyowners. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Fund in our right, we may elect to do so. We will vote Fund shares for which we do not receive timely instructions and Fund shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Fund through the Separate Account. We reserve the right to vote any or all such shares at our discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.



[arrow right] DISREGARD OF VOTING INSTRUCTIONS


When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes.

We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a fund would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.



[arrow right] STATE REGULATION

Jefferson Pilot Financial Insurance Company is governed under the laws of the state of New Hampshire. An annual statement is filed with the New Hampshire Insurance Commissioner on or before March 1 of each year covering the operations and reporting on the financial condition of JP Financial as of December 31 of the preceding year. Periodically, the Commissioner examines the assets and liabilities of JP Financial and Separate Account A and verifies their adequacy and a full examination of JP Financial's operations is conducted by the Commissioner at least every five years.

In addition, JP Financial is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.


We will offer the Policy for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in endorsements to the Policy.



[arrow right] LEGAL MATTERS


We know of no material legal proceedings pending to which either the Separate Account or the Company is a party or which would materially affect the Separate Account. The legal validity of the securities described in the prospectus has been passed on by our Counsel. The law firm of Jorden Burt Boros Cicchetti Berenson & Johnson, 1025 Thomas Jefferson Street, Suite 400, East Lobby, Washington, DC 20007-5201, serve as our Special Counsel with regard to the federal securities laws.



[arrow right] THE REGISTRATION STATEMENT

We have filed a Registration Statement under the Securities Act of 1933 relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to SEC rules and regulations. You should refer to the instrument as filed to obtain any omitted information.


[arrow right] FINANCIAL STATEMENTS


Our financial statements which are included in the Prospectus should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account.

Our most current audited financial statements are those as of December 31, 1999.

There has been no material adverse change in our financial position since the dates of the audited financial statements.

[arrow right] EMPLOYMENT BENEFIT PLANS


Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.


[arrow right] DISTRIBUTION OF THE POLICY

Jefferson Pilot Variable Corporation (JPVC) a North Carolina corporation on January 13, 1970 will serve as principal underwriter of the securities offered under the Policy as defined by the federal securities laws. The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with JPVC. Any such broker-dealers will be registered with the SEC and will be members of the National Association of Securities Dealers, Inc. We may also offer and sell policies directly.

We will pay commissions under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to registered representatives are not expected to exceed 90% of first year target premium and 5% of first year excess premium, and 5% of target premium for the second through fifteenth policy years for both renewals and excess premium. Compensation arrangements vary among broker-dealers. Override payments, expense allowances and bonuses based on specific production levels may be paid. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing asset-based compensation. Except as previously described in this prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.


[arrow right] INDEPENDENT AUDITORS


Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts, are the independent auditors for the Separate Account and Ernst & Young LLP, 300 North Greene Street, Greensboro, North Carolina, are the independent auditors for the Company. The services provided to the Separate Account include primarily the examinations of the Separate Account's financial statements.



[arrow right] GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may reduce the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer, the guaranteed death benefit charge and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.


We may also reduce or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another JP Financial policy or a policy issued by any JP Financial affiliate.


The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales and administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

tax matters
--------------------------------------------------------------------------------

[arrow right] GENERAL


Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they not exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.



[arrow right] FEDERAL TAX STATUS OF THE COMPANY


We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should one be imposed in the future.



[arrow right] LIFE INSURANCE QUALIFICATION

The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the death benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.


The federal income tax treatment of a distribution from the Policy will depend on whether a Policy is a life insurance policy and also if it is determined to be a "modified endowment contract", as defined by the Code. If the amount of premiums paid would cause your Policy to be a modified endowment contract, we will refund the excess premium to you within 60 days after the end of the Policy Year in which the premium was received. If, for any reason, we do not refund the excess premium within such 60-day period, the excess premium will be held in a separate deposit fund and credited with interest until we refund it to you. You may be notified of other options available to you to keep your Policy in compliance. You may choose to have the Policy treated as a modified endowment contract.

A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured persons and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your policy will be treated as a modified endowment unless the cumulative premiums paid under your policy, at all times during the first seven policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.


In the first seven policy years, whenever there is a "material change" under a policy, it will generally be treated as a new contract for purposes of determining whether the policy is a modified endowment, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the policy at the time of such change. A materially changed policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in death benefit option, the selection of additional benefits, the restoration of a terminated policy and certain other changes.


If the benefits under your policy are reduced, for example, by requesting a decrease in Face Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the policy will become a modified endowment unless you request a refund of the excess premium, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment or a modified endowment which terminates and is restored, will also be considered a modified endowment.


If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first") basis; distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

A 10% penalty tax will apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic annuity payment for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.


To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the policy year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that accumulation value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includable in income, all modified endowment contract policies that fail the above-described tests which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract. The Secretary of the Treasury is also authorized to issue regulations in this connection.

In addition to the distribution rules for modified endowment contracts, the Code and proposed regulations thereunder require that reasonable mortality and other charges be used in satisfying the definition of life insurance. The death benefit under a policy which meets this definition will continue to be excluded from the beneficiary's gross income. We believe that the Policy meets this definition. As long as a policy does not violate the tests described above, it will not fail to meet the tests of the Code and the general tax provisions described herein still apply.


The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, the United States Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser or attorney for more complete tax information, specifically regarding the applicability of the Code provisions to you.

Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

Even if the Policy is not a modified endowment contract, a partial withdrawal, together with a reduction in death benefits during the first 15 Policy Years, may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includable in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser or attorney as to the tax implications of these matters.


In the event that a Policy owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and tax adviser should be consulted regarding any applicable ERISA requirements.

The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences,.

Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary. If the Policyowner is the Insured, the Death Benefit proceeds will generally be includable in the Policyowner's estate on his or her death for purposes of the federal estate tax. If the Policyowner dies and was not the Insured, the fair market value of the Policy may be included in the Policyowner's estate. In general, Death Benefit proceeds are not included in the Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.


Current Treasury regulation set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includable in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.


Exercise of the Exchange of Insured rider will give rise to tax consequences. you should consult a tax adviser prior to exercising such rider.

The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

[arrow right] CHARGES FOR JP FINANCIAL INCOME TAXES


We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance and annuity operations in our tax return in accordance with these rules.

Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.



miscellaneous policy provisions
--------------------------------------------------------------------------------


[arrow right] THE POLICY


The Policy you receive, the application you make when you purchase the Policy, any applications for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forward to you.

We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.



[arrow right] PAYMENT OF BENEFITS


All benefits are payable at our Home Office. We may require submissions of the Policy before we grant Policy Loans, make changes or pay benefits.



[arrow right] SUICIDE AND INCONTESTABILITY


Suicide Exclusion--In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal.


Incontestability--We will not contest or revoke the insurance coverage provided under the Policy, except for any subsequent increase in Specified Amounts, after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement. We will not contest or revoke any increase in the Specified Amount after such increase has been in force during the lifetime of the Insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning this increase.


[arrow right] PROTECTION OF PROCEEDS

To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.


[arrow right] NONPARTICIPATION

The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.




Premium Deposit Fund

As a convenience to you, we will allow you to deposit funds in a premium deposit fund ("PDF"), subject to the terms and conditions of the appropriate agreement. Funds deposited in the PDF earn interest at a minimum annual rate of 4%, with interest credited on each monthly anniversary date. Interest on these funds is not tax deferred and will be reported annually on Form 1099. An amount equal to the Planned Periodic Premium will be transferred on the Policy Date to pay premiums on the Policy. You may withdraw all or part of the funds from the PDF at any time. Commissions are not earned or paid until premium payments are made pursuant to transfer from the PDF.

[arrow right] CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT


Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Home Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your Written Request was signed.


The Policy may also be assigned. We must be notified in writing if the Policy has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

Illustration of Benefits and Values

You may request illustrations of Death Benefits, Accumulation Values and Cash Values at any time after the Policy Date. Illustrations will be based on the existing Accumulation Value and Cash Value at the time of the request and both the maximum and the then-current costs of insurance rates. Although we do not currently charge a fee for such illustrations, we reserve the right to charge an administrative fee, not to exceed $25, to cover the cost of preparing the illustrations.


[arrow right] MISSTATEMENTS


If the age or sex of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.


Determination of Charges

The portion of the monthly deduction attributable to the General Account will be determined as of the actual Monthly Anniversary Date, even if the Monthly Anniversary Date does not fall on a Valuation Date.

appendix a
--------------------------------------------------------------------------------

[arrow right] ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH
              BENEFITS

Following are a series of tables that illustrate how the Accumulation Values, Cash Values and death benefits of a policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross annual rate of 0%, 6%, and 12%. The tables on pages A-2 through A-7 illustrate a Policy issued to a male, age 40, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and death benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years.

The amount of the Accumulation Value exceeds the Cash Value during the first ten policy years due to the surrender charge. For policy years eleven and after, the Accumulation Value and Cash Value are equal, since the surrender charge has been reduced to zero.

The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted. The current cost of insurance rates are based on the sex, issue age, policy year, and rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table. The current cost of insurance rates are different for Specified Amounts below $100,000, below $249,999 below $1 Million and above $1 Million; therefore, the values shown would change for Specified Amounts below $100,000 and above $249,999. The fifth and eighth columns illustrate the death benefit of a Policy over the designated period. The illustrations of death benefits reflect the same assumptions as the Accumulation Values and Cash Values. The death benefit values also vary between tables, depending upon whether Option I or Option II death benefits are illustrated.

The amounts shown for the death benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the dividends of Separate Account A is lower than the gross return on the assets in the Portfolios, as a result of expenses paid by the Portfolios and charges levied against the divisions of Separate Account A.


The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .70% of the aggregate average daily net assets of the Portfolios, plus a charge of .15% of the aggregate average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 1999. The .70% investment advisory fee is an average of the individual investment advisory fees of the twenty Portfolios. The .15% expense figure is an average of the expenses for the Jefferson Pilot Variable Fund Portfolios, the Templeton International Fund, the Fidelity VIP and VIP II Portfolios, the Oppenheimer Portfolios and the MFS Portfolios. Expenses for the Templeton, Fidelity, MFS, and Oppenheimer Portfolios were provided by the investment managers for these portfolios and JP Financial has not independently verified such information. The policy values also take into account a daily charge to each division of Separate Account A for assuming mortality and expense risks which is equivalent to a charge at an annual rate of .90% of the average net assets of the divisions of Separate Account A. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.73%, 4.27% and 10.27%, respectively.


The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account A since JP Financial is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and death benefits illustrated.

The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account A, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the policyowner varied the amount or frequency of premium payments. The tables also assume that the policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

Upon request, JP Financial will provide, without charge, a comparable illustration based upon the proposed insured's age, sex and rating class, the face amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing policyowners may request illustrations based on existing Cash Value at the time of request. JP Financial has reserved the right to charge an administrative fee of up to $25 for such illustrations.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:    12% (10.25% net)
$100,000 INITIAL SPECIFIED AMOUNT ASSUMED ANNUAL PREMIUM(1):             $1,425



           PREMIUMS                  ASSUMING CURRENT COSTS                          ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   ------------------------------------------------ -------------------------------------------------
  OF    AT 4% INTEREST   ACCUMULATION     CASH             DEATH          ACCUMULATION     CASH             DEATH
 YEAR      PER YEAR        VALUE(2)     VALUE(2)        BENEFIT(2)          VALUE(2)     VALUE(2)        BENEFIT(2)
 ----      --------        --------     --------        ----------          --------     --------        ----------
   1          1,482           1,219         843           100,000              1,218         842           100,000
   2          3,023           2,548       2,172           100,000              2,546       2,170           100,000
   3          4,626           3,999       3,623           100,000              3,995       3,619           100,000
   4          6,293           5,591       5,214           100,000              5,577       5,200           100,000
   5          8,027           7,350       6,974           100,000              7,305       6,928           100,000
   6          9,830           9,296       8,982           100,000              9,191       8,878           100,000
   7         11,705          11,446      11,195           100,000             11,253      11,002           100,000
   8         13,655          13,813      13,625           100,000             13,508      13,320           100,000
   9         15,684          16,430      16,305           100,000             15,976      15,850           100,000
  10         17,793          19,323      19,261           100,000             18,678      18,615           100,000
  11         19,987          22,549      22,549           100,000             21,645      21,645           100,000
  12         22,268          26,106      26,106           100,000             24,911      24,911           100,000
  13         24,641          30,029      30,029           100,000             28,508      28,508           100,000
  14         27,109          34,361      34,361           100,000             32,473      32,473           100,000
  15         29,675          39,146      39,146           100,000             36,846      36,846           100,000
  16         32,344          44,437      44,437           100,000             41,676      41,676           100,000
  17         35,120          50,293      50,293           100,000             47,019      47,019           100,000
  18         38,007          56,781      56,781           100,000             52,941      52,941           100,000
  19         41,009          63,977      63,977           100,000             59,518      59,518           100,000
  20         44,131          71,970      71,970           100,000             66,837      66,837           100,000
  21         47,378          80,852      80,852           105,108(2)(3)       74,998      74,998           100,000
  22         50,755          90,665      90,665           116,052(2)(3)       84,085      84,085           107,629(2)(3)
  23         54,268         101,492     101,492           127,880(2)(3)       94,105      94,105           118,572(2)(3)
  24         57,920         113,438     113,438           140,663(2)(3)      105,145     105,145           130,380(2)(3)
  25         61,719         126,620     126,620           154,477(2)(3)      117,312     117,312           143,121(2)(3)
  30         83,118         215,805     215,805           250,334(2)(3)      199,244     199,244           231,123(2)(3)
  35        109,153         361,879     361,879           387,211(2)(3)      332,745     332,745           356,037(2)(3)
  40        140,828         603,509     603,509           633,685(2)(3)      553,027     553,027           580,678(2)(3)



-------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase due to adjustment by the corridor percentage. See "Death
    Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I            ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40           ANNUAL RATE OF RETURN:     6% (4.25% net)
$100,000 INITIAL SPECIFIED AMOUNT  ASSUMED ANNUAL PREMIUM(1):            $1,425



           PREMIUMS                  ASSUMING CURRENT COSTS                     ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   ------------------------------------------------ --------------------------------------
  OF    AT 4% INTEREST   ACCUMULATION     CASH             DEATH          ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(2)     VALUE(2)        BENEFIT(2)          VALUE(2)     VALUE(2)   BENEFIT(2)
 ----      --------        --------     --------        ----------          --------     --------   ----------
   1          1,482           1,145         769           100,000             1,144          768     100,000
   2          3,023           2,324       1,948           100,000             2,322        1,946     100,000
   3          4,626           3,539       3,162           100,000             3,535        3,159     100,000
   4          6,293           4,796       4,420           100,000             4,783        4,406     100,000
   5          8,027           6,111       5,734           100,000             6,067        5,691     100,000
   6          9,830           7,485       7,171           100,000             7,387        7,073     100,000
   7         11,705           8,922       8,671           100,000             8,742        8,491     100,000
   8         13,655          10,413      10,225           100,000            10,133        9,944     100,000
   9         15,684          11,972      11,846           100,000            11,560       11,435     100,000
  10         17,793          13,601      13,539           100,000            13,024       12,961     100,000
  11         19,987          15,324      15,324           100,000            14,524       14,524     100,000
  12         22,268          17,098      17,098           100,000            16,058       16,058     100,000
  13         24,641          18,924      18,924           100,000            17,623       17,623     100,000
  14         27,109          20,810      20,810           100,000            19,217       19,217     100,000
  15         29,675          22,757      22,757           100,000            20,844       20,844     100,000
  16         32,344          24,768      24,768           100,000            22,501       22,501     100,000
  17         35,120          26,842      26,842           100,000            24,187       24,187     100,000
  18         38,007          28,980      28,980           100,000            25,903       25,903     100,000
  19         41,009          31,182      31,182           100,000            27,647       27,647     100,000
  20         44,131          33,448      33,448           100,000            29,416       29,416     100,000
  21         47,378          35,775      35,775           100,000            31,207       31,207     100,000
  22         50,755          38,167      38,167           100,000            33,017       33,017     100,000
  23         54,268          40,626      40,626           100,000            34,839       34,839     100,000
  24         57,920          43,152      43,152           100,000            36,667       36,667     100,000
  25         61,719          45,750      45,750           100,000            38,492       38,492     100,000
  30         83,118          59,986      59,986           100,000            47,452       47,452     100,000
  35        109,153          77,304      77,304           100,000            55,431       55,431     100,000
  40        140,828         101,246     101,246           106,308(2)(3)      60,546       60,546     100,000



-------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase due to adjustment by the corridor percentage. See "Death
    Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION I           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:     0% (-1.75% net)
$100,000 INITIAL SPECIFIED AMOUNT ASSUMED ANNUAL PREMIUM(1):             $1,425



           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   -------------------------------------- --------------------------------------
  OF    AT 5% INTEREST   ACCUMULATION     CASH        DEATH     ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(2)     VALUE(2)   BENEFIT(2)     VALUE(2)     VALUE(2)   BENEFIT(2)
 ----      --------        --------     --------   ----------     --------     --------   ----------
   1          1,496          1,072          695     100,000         1,071          694     100,000
   2          3,067          2,109        1,733     100,000         2,107        1,731     100,000
   3          4,717          3,114        2,738     100,000         3,111        2,735     100,000
   4          6,449          4,093        3,716     100,000         4,080        3,704     100,000
   5          8,268          5,057        4,681     100,000         5,016        4,639     100,000
   6         10,177          6,007        5,693     100,000         5,914        5,601     100,000
   7         12,182          6,943        6,692     100,000         6,775        6,524     100,000
   8         14,288          7,854        7,666     100,000         7,598        7,409     100,000
   9         16,498          8,752        8,626     100,000         8,381        8,256     100,000
  10         18,820          9,636        9,574     100,000         9,122        9,060     100,000
  11         21,257         10,527       10,527     100,000         9,821        9,821     100,000
  12         23,816         11,377       11,377     100,000        10,473       10,473     100,000
  13         26,503         12,185       12,185     100,000        11,071       11,071     100,000
  14         29,324         12,948       12,948     100,000        11,613       11,613     100,000
  15         32,287         13,665       13,665     100,000        12,092       12,092     100,000
  16         35,398         14,331       14,331     100,000        12,503       12,503     100,000
  17         38,664         14,942       14,942     100,000        12,840       12,840     100,000
  18         42,093         15,495       15,495     100,000        13,101       13,101     100,000
  19         45,694         15,983       15,983     100,000        13,280       13,280     100,000
  20         49,475         16,400       16,400     100,000        13,368       13,368     100,000
  21         53,445         16,735       16,735     100,000        13,356       13,356     100,000
  22         57,613         16,984       16,984     100,000        13,233       13,233     100,000
  23         61,990         17,138       17,138     100,000        12,983       12,983     100,000
  24         66,586         17,188       17,188     100,000        12,589       12,589     100,000
  25         71,412         17,124       17,124     100,000        12,029       12,029     100,000
  30         99,409         14,597       14,597     100,000         6,031        6,031     100,000
  35        135,142          6,302        6,302     100,000             0            0           0
  40              0              0            0           0             0            0           0



-------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II          ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:    12% (10.25% net)
$100,000 INITIAL SPECIFIED AMOUNT ASSUMED ANNUAL PREMIUM(1):             $1,425



           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   -------------------------------------- --------------------------------------
  OF    AT 4% INTEREST   ACCUMULATION     CASH        DEATH     ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(2)     VALUE(2)   BENEFIT(2)     VALUE(2)     VALUE(2)   BENEFIT(2)
 ----      --------        --------     --------   ----------     --------     --------   ----------
   1          1,482           1,216         840     101,216          1,215         839     101,215
   2          3,023           2,538       2,162     102,538          2,536       2,159     102,536
   3          4,626           3,977       3,600     103,977          3,973       3,597     103,973
   4          6,293           5,550       5,174     105,550          5,536       5,159     105,536
   5          8,027           7,285       6,909     107,285          7,237       6,860     107,237
   6          9,830           9,198       8,884     109,198          9,085       8,771     109,085
   7         11,705          11,307      11,056     111,307         11,095      10,844     111,095
   8         13,655          13,619      13,431     113,619         13,281      13,092     113,281
   9         15,684          16,168      16,043     116,168         15,657      15,532     115,657
  10         17,793          18,979      18,916     118,979         18,241      18,178     118,241
  11         19,987          22,107      22,107     122,107         21,054      21,054     121,054
  12         22,268          25,539      25,539     125,539         24,123      24,123     124,123
  13         24,641          29,301      29,301     129,301         27,468      27,468     127,468
  14         27,109          33,427      33,427     133,427         31,111      31,111     131,111
  15         29,675          37,950      37,950     137,950         35,076      35,076     135,076
  16         32,344          42,909      42,909     142,909         39,389      39,389     139,389
  17         35,120          48,340      48,340     148,340         44,080      44,080     144,080
  18         38,007          54,291      54,291     154,291         49,184      49,184     149,184
  19         41,009          60,807      60,807     160,807         54,737      54,737     154,737
  20         44,131          67,936      67,936     167,936         60,777      60,777     160,777
  21         47,378          75,732      75,732     175,732         67,341      67,341     167,341
  22         50,755          84,257      84,257     184,257         74,473      74,473     174,473
  23         54,268          93,577      93,577     193,577         82,215      82,215     182,215
  24         57,920         103,765     103,765     203,765         90,610      90,610     190,610
  25         61,719         114,899     114,899     214,899         99,705      99,705     199,705
  30         83,118         188,058     188,058     288,058        157,859     157,859     257,859
  35        109,153         301,608     301,608     401,608        243,738     243,738     343,738
  40        140,828         477,694     477,694     577,694        368,454     368,454     468,454



-------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40           ANNUAL RATE OF RETURN:     6% (4.25% net)
$100,000 INITIAL SPECIFIED AMOUNT  ASSUMED ANNUAL PREMIUM(1):            $1,425



           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   -------------------------------------- --------------------------------------
  OF    AT 4% INTEREST   ACCUMULATION     CASH        DEATH     ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(2)     VALUE(2)   BENEFIT(2)     VALUE(2)     VALUE(2)   BENEFIT(2)
 ----      --------        --------     --------   ----------     --------     --------   ----------
   1          1,482          1,142          766     101,142         1,141          765     101,141
   2          3,023          2,315        1,939     102,315         2,313        1,936     102,313
   3          4,626          3,519        3,143     103,519         3,516        3,139     103,516
   4          6,293          4,762        4,386     104,762         4,749        4,372     104,749
   5          8,027          6,058        5,682     106,058         6,012        5,636     106,012
   6          9,830          7,409        7,096     107,409         7,304        6,990     107,304
   7         11,705          8,818        8,567     108,818         8,624        8,373     108,624
   8         13,655         10,274       10,086     110,274         9,969        9,781     109,969
   9         15,684         11,792       11,667     111,792        11,341       11,215     111,341
  10         17,793         13,375       13,312     113,375        12,735       12,672     112,735
  11         19,987         15,046       15,046     115,046        14,151       14,151     114,151
  12         22,268         16,758       16,758     116,758        15,582       15,582     115,582
  13         24,641         18,506       18,506     118,506        17,022       17,022     117,022
  14         27,109         20,294       20,294     120,294        18,465       18,465     118,465
  15         29,675         22,123       22,123     122,123        19,906       19,906     119,906
  16         32,344         23,989       23,989     123,989        21,341       21,341     121,341
  17         35,120         25,886       25,886     125,886        22,761       22,761     122,761
  18         38,007         27,811       27,811     127,811        24,160       24,160     124,160
  19         41,009         29,755       29,755     129,755        25,531       25,531     125,531
  20         44,131         31,708       31,708     131,708        26,858       26,858     126,858
  21         47,378         33,658       33,658     133,658        28,129       28,129     128,129
  22         50,755         35,596       35,596     135,596        29,328       29,328     129,328
  23         54,268         37,509       37,509     137,509        30,432       30,432     130,432
  24         57,920         39,383       39,383     139,383        31,415       31,415     131,415
  25         61,719         41,204       41,204     141,204        32,250       32,250     132,250
  30         83,118         48,777       48,777     148,777        33,236       33,236     133,236
  35        109,153         51,097       51,097     151,097        24,879       24,879     124,879
  40        140,828         42,575       42,575     142,575             0            0           0



-------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(3) Increase due to adjustment by the corridor percentage. See "Death
    Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION II           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40          ANNUAL RATE OF RETURN:     0% (-1.75% net)
$100,000 INITIAL SPECIFIED AMOUNT ASSUMED ANNUAL PREMIUM(1):             $1,425



           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
  END     ACCUMULATED   -------------------------------------- --------------------------------------
  OF    AT 5% INTEREST   ACCUMULATION     CASH        DEATH     ACCUMULATION     CASH       DEATH
 YEAR      PER YEAR        VALUE(2)     VALUE(2)   BENEFIT(2)     VALUE(2)     VALUE(2)   BENEFIT(2)
 ----      --------        --------     --------   ----------     --------     --------   ----------
   1          1,496          1,069          692     101,069         1,068          691     101,068
   2          3,067          2,101        1,725     102,102         2,099        1,722     102,099
   3          4,717          3,098        2,721     103,099         3,094        2,718     103,094
   4          6,449          4,065        3,688     104,067         4,052        3,675     104,052
   5          8,268          5,015        4,639     105,018         4,972        4,595     104,972
   6         10,177          5,949        5,635     105,953         5,851        5,537     105,851
   7         12,182          6,866        6,615     106,872         6,688        6,437     106,688
   8         14,288          7,755        7,567     107,763         7,482        7,293     107,482
   9         16,498          8,629        8,504     108,638         8,231        8,105     108,231
  10         18,820          9,488        9,425     109,499         8,933        8,870     108,933
  11         21,257         10,353       10,353     110,366         9,585        9,585     109,585
  12         23,816         11,172       11,172     111,187        10,183       10,183     110,183
  13         26,503         11,942       11,942     111,959        10,721       10,721     110,721
  14         29,324         12,661       12,661     112,681        11,192       11,192     111,192
  15         32,287         13,325       13,325     113,347        11,590       11,590     111,590
  16         35,398         13,930       13,930     113,954        11,909       11,909     111,909
  17         38,664         14,470       14,470     114,497        12,143       12,143     112,143
  18         42,093         14,940       14,940     114,969        12,287       12,287     112,287
  19         45,694         15,333       15,333     115,365        12,337       12,337     112,337
  20         49,475         15,639       15,639     115,674        12,282       12,282     112,282
  21         53,445         15,847       15,547     115,885        12,113       12,113     112,113
  22         57,613         15,951       15,951     115,991        11,818       11,818     111,818
  23         61,990         15,941       15,941     115,983        11,382       11,382     111,382
  24         66,586         15,805       15,805     115,850        10,787       10,787     110,787
  25         71,412         15,534       15,534     115,582        10,012       10,012     110,012
  30         99,409         11,657       11,657     111,715         2,931        2,931     102,931
  35        135,142          1,881        1,881     101,942             0            0           0
  40              0              0            0           0             0            0           0



-------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS' SERIES. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE FUNDS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

           Jefferson Pilot Financial Insurance Company and Subsidiary

                   Audited Consolidated Financial Statements

              As of December 31, 1999 and for the year then ended


Contents



Report of Independent Auditors ............................................ F-1
Consolidated Balance Sheet ................................................ F-2
Consolidated Statement of Income .......................................... F-3
Consolidated Statement of Stockholder's Equity ............................ F-4
Consolidated Statement of Cash Flows ...................................... F-5
Notes to Consolidated Financial Statements ................................ F-6

                        REPORT OF INDEPENDENT AUDITORS


The Board of Directors
Jefferson Pilot Financial Insurance Company and Subsidiary

We have audited the accompanying consolidated balance sheet of Jefferson Pilot Financial Insurance Company (a wholly-owned subsidiary of Jefferson Pilot Corporation) and subsidiary as of December 31, 1999, and the related consolidated statements of income, stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Jefferson Pilot Financial Insurance Company and subsidiary at December 31, 1999, and the consolidated results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.



                                                 /s/ Ernst & Young LLP


February 4, 2000

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                          Consolidated Balance Sheet


                               December 31, 1999
                   (In Thousands, except for Share Amounts)

Assets
Invested assets
 Debt securities available-for-sale, at fair value (amortized cost--$3,043,854)...........    $2,920,793
 Equity securities available-for-sale, at fair value (cost--$8,333).......................         9,686
 Policy loans ............................................................................       267,335
 Mortgage loans on real estate ...........................................................       441,836
                                                                                              ----------
Total investments ........................................................................     3,639,650
Cash and cash equivalents ................................................................        49,158
Accrued investment income ................................................................        59,876
Due from reinsurers ......................................................................       275,991
Deferred policy acquisition costs ........................................................       208,209
Value of business acquired ...............................................................       510,825
Cost in excess of net assets acquired, net of accumulated amortization of $12,119.........       150,664
Property and equipment, net of accumulated depreciation of $9,184.........................         9,611
Deferred federal income taxes ............................................................        22,688
Assets held in separate accounts .........................................................     1,274,866
Other assets .............................................................................         9,818
                                                                                              ----------
                                                                                              $6,211,356
                                                                                              ==========

Liabilities
Policy liabilities:
 Policyholder contract deposits ..........................................................    $2,841,387
 Future policy benefits ..................................................................       649,691
 Policy and contract claims ..............................................................        42,427
 Premiums paid in advance ................................................................         2,148
 Other policyholders' funds ..............................................................        95,855
                                                                                              ----------
Total policy liabilities .................................................................     3,631,508
Payable to affiliates ....................................................................        37,726
Liabilities related to separate accounts .................................................     1,274,866
Securities sold under repurchase agreements ..............................................       166,570
Accrued expenses and other liabilities ...................................................       141,941
                                                                                              ----------
                                                                                               5,252,611
Commitments and contingent liabilities ...................................................            --

Stockholder's equity
 Common stock, par value $5 per share, 600,000 shares authorized, issued and outstanding..         3,000
 Paid in capital .........................................................................       756,066
 Retained earnings .......................................................................       236,305
 Accumulated other comprehensive income--net unrealized losses on securities .............       (36,626)
                                                                                              ----------
                                                                                                 958,745
                                                                                              ----------
                                                                                              $6,211,356
                                                                                              ==========

See notes to consolidated financial statements.

         JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                       Consolidated Statement of Income


                         Year ended December 31, 1999
                                (In Thousands)

Revenues
Premiums and policy charges ..................................    $317,215
Net investment income ........................................     261,344
Realized investment losses ...................................        (720)
Other income (expense) .......................................        (239)
                                                                  --------
Total revenues ...............................................     577,600

Benefits and expenses
Policy benefits and claims ...................................     283,773
Commissions and operating expenses, net of deferrals .........      48,062
Amortization of intangibles ..................................      67,744
Taxes, licenses and fees .....................................      20,311
                                                                  --------
Total benefits and expenses ..................................     419,890
                                                                  --------
Income before federal income tax .............................     157,710
                                                                  --------
Federal income tax expense:
 Current .....................................................      28,387
 Deferred ....................................................      27,025
                                                                  --------
                                                                    55,412
                                                                  --------
Net income ...................................................    $102,298
                                                                  ========

See notes to consolidated financial statements.

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                Consolidated Statement of Stockholder's Equity


                                (In Thousands)

                                                                                      Accumulated Other
                                                                                   Comprehensive Income--         Total
                                         Common        Paid in       Retained       Net Unrealized Gains      Stockholder's
                                          Stock        Capital       Earnings      (Losses) on Securities         Equity
                                       ----------   ------------   ------------   ------------------------   --------------
Balance, December 31, 1998 .........    $ 3,000      $ 756,066      $ 134,007             $ 42,103             $ 935,176
Net income .........................         --             --        102,298                   --               102,298
Other comprehensive income .........         --             --             --              (78,729)              (78,729)
                                                                                                               ---------
 Comprehensive income ..............         --             --             --                   --                23,569
                                        -------      ---------      ---------             --------             ---------
Balance, December 31, 1999 .........    $ 3,000      $ 756,066      $ 236,305             $(36,626)            $ 958,745
                                        =======      =========      =========             ========             =========

See notes to consolidated financial statements.

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                     Consolidated Statement of Cash Flows


                         Year ended December 31, 1999
                                (In Thousands)

Operating activities
Net income ...............................................................................    $  102,298
Adjustments to reconcile net income to net cash provided by operating activities:
 Change in future policy benefits, policy and contract claims and premiums paid in                 7,242
  advance, net
 Credits to policyholder accounts, net ...................................................      (124,370)
 Policy acquisition costs deferred, net of amortization ..................................       (95,250)
 Net amortization of value of business acquired ..........................................        31,325
 Change in accrued investment income .....................................................        (6,250)
 Realized investment losses ..............................................................           720
 Amortization of investment premiums .....................................................         4,201
 Provision for depreciation ..............................................................         6,417
 Provision for deferred income tax .......................................................        27,025
 Change in receivables and asset accruals ................................................       (14,323)
 Change in payables and expense accruals .................................................        78,929
 Other operating activities, net .........................................................       (10,533)
                                                                                              ----------
Net cash provided by operating activities ................................................         7,431

Investing activities
Proceeds from sales of debt securities ...................................................       239,384
Proceeds from maturities of debt securities ..............................................       302,338
Proceeds from sales of equity securities .................................................         2,616
Purchases of debt securities .............................................................      (627,847)
Purchases of equity securities ...........................................................        (2,600)
Mortgage loans originated ................................................................      (167,280)
Repayments of mortgage loans .............................................................         6,936
Policy loans issued, net of repayments ...................................................       (21,045)
                                                                                              ----------
Net cash used in investing activities ....................................................      (267,498)

Financing activities
Deposits credited to policyholders' funds ................................................       440,343
Withdrawals from policyholders' funds ....................................................      (200,888)
Proceeds from securities sold under repurchase agreements ................................        64,440
Decrease in loans payable ................................................................        (1,184)
                                                                                              ----------
Net cash provided by financing activities ................................................       302,711
                                                                                              ----------
Net increase in cash and cash equivalents ................................................        42,644
Cash and cash equivalents, beginning of period ...........................................         6,514
                                                                                              ----------
Cash and cash equivalents, end of period .................................................    $   49,158
                                                                                              ==========

See notes to consolidated financial statements.

                  Notes to Consolidated Financial Statements

           Jefferson Pilot Financial Insurance Company and Subsidiary
                               December 31, 1999

1. Basis of Presentation

Nature of Operations

Jefferson Pilot Financial Insurance Company is a wholly-owned subsidiary of Jefferson-Pilot Corporation (Parent) and is principally engaged in the sale of individual life insurance and investment products. These products are marketed primarily through personal producing general agents throughout the United States.

2. Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of Jefferson Pilot Financial Insurance Company (the Company) and its subsidiary, Jefferson Pilot LifeAmerica Insurance Company. Significant intercompany transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are asset valuation allowances, policy liabilities, deferred policy acquisition costs, value of business acquired and the potential effects of resolving litigated matters.

Cash and Cash Equivalents

The Company includes with cash and cash equivalents its holdings of short-term investments which are highly liquid investments that mature within three months of the date of acquisition.

Invested Assets

Debt and equity securities are classified as securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired.

Policy loans are carried at the unpaid balances.

Mortgage loans on real estate are stated at the unpaid balances, net of allowances for unrecoverable amounts. The Company's mortgage loan portfolio is comprised of conventional real estate mortgages collateralized by retail (27%), apartment (20%), industrial (22%), hotel (20%) and office (11%) properties.

Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and conservative loan-to-value relationships. Of stated mortgage loan balances as of December 31, 1999, 29% are due from borrowers in South Atlantic states, 21% are due from borrowers in West South Central states, 14% are due from borrowers in West North Central states, 11% are due from borrowers in East North Central states and 11% are due from borrowers in Pacific states. No other geographic region represents as much as 10% of December 31, 1999 mortgage loans.

Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on dispositions of securities are determined by the specific identification method.

Recognition of Revenues, Benefits, Claims and Expenses:

Universal Life Products

Universal life products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. Revenues for universal life products consist of policy charges for the cost of

           Jefferson Pilot Financial Insurance Company and Subsidiary
                               December 31, 1999

2. Summary of Significant Accounting Policies--Continued

insurance, policy administration and surrenders that have been assessed against policy account balances during the period.

Policy fund liabilities for universal life and other interest-sensitive life insurance policies are computed in accordance with the retrospective deposit method and represent policy account balances before surrender charges. Policy fund assets and liabilities for variable universal life insurance are segregated and recorded as separate account assets and liabilities. Separate account assets are carried at market values as of the balance sheet date and are invested by the Company at the direction of the policyholder. Investments are made in different portfolios in a series fund. Each of the portfolios has specific investment objectives and the investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders. Accordingly, operating results of the separate account are not included in the consolidated statement of income.

Policy claims that are charged to expense include claims incurred in the period in excess of related policy account balances. Other policy benefits include interest credited to universal life and other interest-sensitive life insurance policies. Interest crediting rates ranged from 4.35% to 6.60% in 1999.

Investment Products

Investment products include flexible premium annuities, structured settlement annuities and other supplementary contracts without life contingencies. Revenues for investment products consist of policy charges for the cost of insurance, policy administration and surrenders that have been assessed against policy account balances during the period. Deposits for these products are recorded as policy fund liabilities, which are increased by interest credited to the liabilities and decreased by withdrawals and policy charges assessed against the contract holders. Interest crediting rates generally ranged from 4% to 9.5% in 1999.

Traditional Life Insurance Products

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Premium revenues for traditional life insurance are recognized as revenues when due. The liabilities for future policy benefits are computed by the net level premium method based on estimated future investment yield, mortality and withdrawal experience. Interest rate assumptions ranged from 2% to 6% at December 31, 1999. Mortality is calculated principally on an experience multiple applied to select and ultimate tables in common usage in the industry. Estimated withdrawals are determined principally based on industry tables. Policy benefits and claims are charged to expense as incurred.

Policy and Contract Claims

The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled, and an estimate of claims incurred but not reported, which is based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.

Reinsurance

Reinsurance receivables include amounts recoverable from reinsurers related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

Deferred Policy Acquisition Costs and Value of Business Acquired

Costs related to obtaining new business, including commissions, certain costs of underwriting and issuing policies and certain agency office expenses, all of which vary with and are primarily related to the production of new business, have been deferred.

          Jefferson Pilot Financial Insurance Company and Subsidiary
                               December 31, 1999

2. Summary of Significant Accounting Policies--Continued

Deferred Policy Acquisition Costs and Value of Business Acquired (continued)

Deferred policy acquisition costs for traditional life insurance polices are amortized over the premium paying periods of the related contracts using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For universal life and investment products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts, not to exceed 25 years.

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business purchased, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits.

The carrying amounts of deferred policy acquisition costs and value of business acquired related to universal life and investment contracts is adjusted to reflect the effects that the unrealized gains or losses on investments classified as available-for-sale would have had on the present value of estimated gross profits had such gains or losses actually been realized. This adjustment is excluded from income and charged or credited directly to accumulated other comprehensive income, net of applicable deferred income tax. The carrying amounts of deferred policy acquisition costs and value of business acquired is also adjusted for the effect of realized gains and losses.

The carrying amounts of deferred policy acquisition costs and value of buisness acquired are reviewed periodically to determine that the unamortized portion does not exceed expected recoverable amounts. No impairment adjustments have been reflected in earnings in 1999.

Cost in Excess of Assets Acquired

The excess of Jefferson-Pilot's purchase price over the fair value of assets acquired, which has been "pushed down" to the Company level for financial reporting purposes, is being amortized on a straight-line basis over 35 years. Carrying amounts are regularly reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors.

Property and Equipment

Property and equipment used in operations are carried at cost, less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated remaining useful lives of the assets.

Federal Income Taxes

The Company is not included in the Parent's consolidated tax return, but instead files its own return with its wholly-owned subsidiary.

Deferred income tax assets and liabilities are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

New Accounting Pronouncement

Effective January 1, 2001, the Company will adopt SFAS 133, "Accounting for Derivative Instruments and for Hedging Activities". SFAS 133 requires companies to recognize all derivatives on the balance sheet at fair value and establishes special accounting rules for hedging activities. The effect of the hedge accounting rules is to permit a company to offset changes in fair value or cash flows of both the hedged item and hedging instrument in earnings in the same period. Changes in the fair value of derivatives that do not qualify for hedge accounting are reported in earnings in the period of the change. Based on the limited nature of the Company's use of derivatives and hedging activities, adoption of this pronouncement is not expected to have a material impact on the Company's financial position or results of operations.

           Jefferson Pilot Financial Insurance Company and Subsidiary
                               December 31, 1999

3. Invested Assets

Aggregate amortized cost, aggregate fair value and gross unrealized gains and losses of debt securities available-for-sale at December 31, 1999 were as follows (in thousands):

                                                                                 Gross          Gross
                                                               Amortized      Unrealized     Unrealized         Fair
                                                                  Cost           Gains         Losses          Value
                                                             -------------   ------------   ------------   -------------
U.S. Treasury obligations and direct obligations of
 U.S. government agencies ................................    $   78,201        $  409        $    238      $   78,372
Corporate bonds ..........................................     2,106,958         4,379          92,674       2,018,663
Obligations of states and political subdivisions .........           482            --             127             355
Mortgage-backed securities ...............................       858,096         2,028          36,848         823,276
Redeemable preferred stocks ..............................           117            10              --             127
                                                              ----------        ------        --------      ----------
Total debt securities ....................................    $3,043,854        $6,826        $129,887      $2,920,793
                                                              ==========        ======        ========      ==========

Aggregate amortized cost and aggregate fair value of debt securities at December 31, 1999 by contractual maturity were as follows (in thousands):

                                                                                             Amortized          Fair
                                                                                                Cost           Value
                                                                                           -------------   -------------
Due in one year or less ................................................................    $   37,886      $   37,876
Due after one year through five years ..................................................       242,222         240,843
Due after five years through ten years .................................................       727,821         694,374
Due after ten years ....................................................................       559,453         541,688
Amounts not due at a single maturity date ..............................................     1,476,472       1,406,012
                                                                                            ----------      ----------
                                                                                            $3,043,854      $2,920,793
                                                                                            ==========      ==========

Actual future maturities will differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

The sources of net investment income for the year ended December 31, 1999 were as follows (in thousands):

 Debt securities ........................................................................................     $226,627
 Equity securities ......................................................................................          853
 Policy loans ...........................................................................................       18,936
 Mortgage loans .........................................................................................       28,010
 Other ..................................................................................................        1,012
                                                                                                              --------
 Gross investment income ................................................................................      275,438
 Investment expenses ....................................................................................       14,094
                                                                                                              --------
 Net investment income ..................................................................................     $261,344
                                                                                                              ========

Realized investment gains and (losses) for the year ended December 31, 1999 were as follows (in thousands):

 Debt securities ........................................................................................      $    2
 Equity securities ......................................................................................         (95)
 Real estate ............................................................................................         222
 Increase in mortgage loan valuation allowance ..........................................................        (863)
 Amortization of value of business acquired .............................................................          14
                                                                                                               ------
 Realized investment losses .............................................................................      $ (720)
                                                                                                               ======

Gross realized gains and (losses) on available-for-sale securities were $2,725 thousand and $(2,818) thousand, for the year ended December 31, 1999.

          Jefferson Pilot Financial Insurance Company and Subsidiary
                               December 31, 1999

3. Invested Assets--Continued

The changes in unrealized gains (losses) on securities classified as available-for-sale for the Company for the year ended December 31, 1999 were as follows (in thousands):

     Change in equity securities ....................................    $     (966)
     Change in debt securities ......................................      (260,130)
     Change in value of business acquired adjustment ................       139,974
                                                                         ----------
                                                                           (121,122)
     Deferred income taxes ..........................................        42,393
                                                                         ----------
     Change in net unrealized gains (losses) ........................    $  (78,729)
                                                                         ==========

The Company participates in a securities lending program. The Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. At December 31, 1999, the market value of securities loaned and collateral received amounted to $25.6 million and $26.2 million, respectively.

The allowance for credit losses on mortgage loans increased from $3.6 at December 31, 1998 to $4.5 million at December 31, 1999.

4. Derivatives

Use of Derivatives

The Company's investment policy permits the use of derivative financial instruments such as interest rate swaps in certain circumstances. At December 31, 1999, such interest rate swaps are held to modify specific floating-rate direct investments. The notional amount is $60 million, with the Company receiving an average fixed rate of 7.45% and paying an average floating rate of 5.39% based primarily on the 3 month and 6 month LIBOR rates.

The interest rate swaps are used to reduce the impact of interest rate fluctuations on specific floating-rate direct investments. Interest is exchanged periodically on the notional value, with the Company receiving a fixed rate and paying a short-term LIBOR rate on a net exchange basis. The net amount received or paid under swaps is reflected as an adjustment to investment income. All of the hedges are of investments classified as available-for-sale, and net unrealized gains and losses, net of the effects of income taxes and the impact on deferred policy acquisition costs and the value of business acquired, are not significant and are included in accumulated other comprehensive income in stockholder's equity as of December 31, 1999.

Credit and Market Risk

The Company is exposed to credit risk in the event of non-performance by counterparties to swap agreements. The Company limits this exposure by entering into swap agreements with counterparties having high credit ratings and by regularly monitoring the ratings.

The Company's credit exposure on swaps is limited to the fair value of swap agreements that are favorable to the Company. The Company does not expect any counterparty to fail to meet its obligation; however, non-performance would not have a material adverse effect on the Company's financial position or results of operations.

The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of swap agreements and the related direct investments. The Company routinely monitors correlation between hedged items and hedging instruments. In the event a hedge relationship is terminated or loses correlation, any related hedging instrument that remained would be marked-to-market through income. If the hedging instrument is terminated, any gain or loss is deferred and amortized over the remaining life of the hedged asset.

           Jefferson Pilot Financial Insurance Company and Subsidiary
                               December 31, 1999

5. Deferred Policy Acquisition Costs and Value of Business Acquired

Policy acquisition costs deferred and the related amortization charged to income for the year ended December 31, 1999 were as follows (in thousands):

Beginning balance ......................................................    $ 112,959
Deferral:
 Commissions ...........................................................       85,032
 Other .................................................................       24,964
                                                                            ---------
                                                                              109,996
Amortization ...........................................................      (14,746)
                                                                            ---------
Ending balance .........................................................    $ 208,209
                                                                            =========

Changes in the value of business acquired for the year ended December 31, 1999 were as follows (in thousands):

Beginning balance ......................................................    $ 402,176
Deferral of commissions and accretion of interest ......................       17,030
Amortization ...........................................................      (48,369)
Adjustment related to realized gains on debt securities ................           14
Adjustment related to unrealized gains on securities available-for-sale       139,974
                                                                            ---------
Ending balance .........................................................    $ 510,825
                                                                            =========

Expected approximate amortization percentages of the value of business acquired as of December 31, 1999 over the next five years were as follows:

     Year ending December 31:
          2000 ..........................................................       10.3%
          2001 ..........................................................        9.0%
          2002 ..........................................................        8.1%
          2003 ..........................................................        7.2%
          2004 ..........................................................        6.4%

6. Federal Income Taxes

The tax effects of temporary differences that gave rise to deferred income tax liabilities and assets at December 31, 1999 are as follows (in thousands):

     Deferred income tax assets:
      Future policy benefits and policy fund balances ...................    $123,034
      Net unrealized losses on securities ...............................      19,721
      Other .............................................................      31,259
                                                                             --------
     Total ..............................................................     174,014

     Deferred income tax liabilities:
      Value of business acquired ........................................     124,918
      Deferred policy acquisition costs .................................         448
      Other .............................................................      25,960
                                                                             --------
     Total ..............................................................     151,326
                                                                             --------
     Net deferred income tax asset ......................................    $ 22,688
                                                                             ========

           Jefferson Pilot Financial Insurance Company and Subsidiary
                               December 31, 1999

6. Federal Income Taxes--Continued

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus". The Company has approximately $13.5 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. The Clinton administration is proposing to tax, as part of its 2001 budget initiative, the "Policyholders' Surplus" over a five-year period. No related deferred tax liability has been recognized for the potential tax which would approximate $4.7 million under current proposed rates.

Federal income taxes paid in 1999 were $19.3 million.

7. Pensions

The Company's employees participate in the Parent's defined benefit pension plans covering substantially all employees. The plans are noncontributory and are funded through group annuity contracts issued by Jefferson-Pilot Life Insurance Company, an affiliate. The assets of the plan are those of the related contracts, and are primarily held in the separate accounts of Jefferson-Pilot Life Insurance Company. The plans provide benefits based on annual compensation and years of service. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by the Parent.

Pension costs allocated to the Company for the year ended December 31, 1999, were $1.5 million.

8. Other Postretirement Benefits

The Company provides certain other postretirement benefits, principally health care and life insurance, to retired employees and their beneficiaries and covered dependents. Postretirement costs of the Company that were allocated from the Parent amounted to approximately $116 thousand for the year ended December 31, 1999.

9. Commitments and Contingent Liabilities

The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from three to five years. Neither annual rent nor future rental commitments are significant.

The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt securities for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions, which are not reflected in the consolidated balance sheet, approximates $1.6 million as of December 31, 1999.

In the normal course of business, the Company and its subsidiary are parties to various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or results of operations.

10. Reinsurance

The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain life insurance contracts written. The maximum amount of individual life insurance retained on any one life, including accidental death benefits, is $1.5 million.

           Jefferson Pilot Financial Insurance Company and Subsidiary
                               December 31, 1999

10. Reinsurance--Continued

The effect of reinsurance on the premiums and policy charges in the consolidated statement of income for the year ended December 31, 1999 was as follows (in thousands):

                                                          Ceded to
                                             Direct        Other          Net
                                             Amount      Companies      Amount
                                          -----------   -----------   ----------
Total premiums and policy charges .....    $382,529       $65,314      $317,215
                                           ========       =======      ========

Reinsurance recoveries which have been deducted from benefits, claims and expenses in the consolidated statement of income for the Company were $53,398.

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses resulted from the Company's reinsurance activities during the year ended December 31, 1999.

As of December 31, 1999, the Company had a reinsurance recoverable of $87 million from a single reinsurer, pursuant to a 50% coinsurance agreement. The Company and the reinsurer are joint and equal owners in $191 million of securities and short-term investments as of December 31, 1999, 50% of which is included in investments in the accompanying consolidated balance sheet.

11. Statutory Financial Information

The Company prepares financial statements on the basis of statutory accounting practices (SAP) prescribed or permitted by the New Hampshire Department of Insurance. Prescribed SAP include a variety of publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompass all accounting practices not so prescribed. The impact of permitted accounting practices on statutory capital and surplus is not significant for the Company.

The principal differences between SAP and generally accepted accounting principles (GAAP) as they relate to the financial statements of the Company are
(1) policy acquisition costs are expensed as incurred under SAP, whereas they are deferred and amortized under GAAP, (2) amounts collected from holders of universal life-type and investment products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided,
(3) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP, (4) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (5) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (6) no provision is made for deferred income taxes under SAP, and (7) certain assets are not admitted for purposes of determining surplus under SAP.

Reported capital and surplus on a statutory basis at December 31, 1999 was $307.8 million. Reported statutory net income for the year ended December 31, 1999 was $73.5 million.

The amount of GAAP equity in excess of statutory surplus is unavailable for distribution. In addition, various state insurance laws restrict the Company and its insurance subsidiary as to the amount of dividends from statutory surplus they may pay without the prior approval of regulatory authorities. The restrictions generally are based on net gains from operations and on certain levels of surplus as determined in accordance with statutory accounting practices. Dividends in excess of such thresholds are considered "extraordinary" and require prior regulatory approval.

           Jefferson Pilot Financial Insurance Company and Subsidiary
                               December 31, 1999

11. Statutory Financial Information--Continued

Risk-Based Capital ("RBC") requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. As of December 31, 1999, the Company's adjusted capital and surplus exceeded its authorized control level RBC.

The NAIC Codification of Statutory Accounting Principles (Codification) has been completed. The purpose of Codification is to create uniformity in statutory financial reporting across states. Codification must be adopted by individual states before it will have any bearing on the statutory reporting requirements of their domiciliary companies. The NAIC is encouraging the states to adopt Codification as soon as possible, with an implementation date of January 1, 2001. The Company does not expect implementation to have a material impact on its statutory surplus; however, implementation is expected to result in a net reduction of statutory surplus and RBC throughout the insurance industry.

12. Transactions with Affiliated Companies

The Company has entered into service agreements with the Parent and other subsidiaries of the Parent for personnel and facilities usage, general management services and investment management services. The Company expensed $62 million for general management and investment services provided by Jefferson-Pilot Life Insurance Company, another wholly-owned subsidiary of the Parent of which $35.5 million remained payable at December 31, 1999. The remainder of the payable to affiliates at year end was due to other affiliates.

13. Fair Values of Financial Instruments

Fair values of financial instruments are based on quoted market prices where available. Fair values of financial instruments for which quoted market prices are not available are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rates and the estimates of future cash flows. Certain financial instruments, particularly insurance contracts, are excluded from fair value disclosure requirements.

The methods and assumptions used to estimate the fair value of financial instruments are as follows:

o Fair values of debt securities with active markets are based on quoted market prices. For debt securities that trade in less active markets, fair values are obtained from independent pricing services. Fair values of debt securities are principally a function of current interest rates.
o  Fair values of equity securities are based on quoted market prices.
o The carrying value of cash and cash equivalents approximates fair value due to the short maturities of these assets.
o Fair values of policy loans and mortgage loans are estimated using discounted cash flow analyses.
o Fair values of separate account assets and liabilities are reflected in the consolidated balance sheet.
o Fair values of securities sold under repurchase agreements approximate carrying values, which include accrued interest.

           Jefferson Pilot Financial Insurance Company and Subsidiary
                               December 31, 1999

13. Fair Values of Financial Instruments--Continued

The carrying value and fair value of financial instruments at December 31, 1999 were as follows (in thousands):

                                                       Carrying          Fair
                                                        Value           Value
                                                    -------------   ------------
Financial Assets
Debt securities available-for-sale ..............    $2,920,793      $2,920,793
Equity securities available-for-sale ............         9,686           9,686
Cash and cash equivalents .......................        49,158          49,158
Policy loans ....................................       267,335         327,025
Mortgage loans on real estate ...................       441,836         411,008

Financial Liabilities
Securities sold under repurchase agreements .....       166,570         166,570

Securities sold under repurchase agreements with a single counterparty, Credit Suisse First Boston Corporation, totalled $101.5 million at December 31, 1999, and had an average maturity date of March 8, 2000.

14. Other Comprehensive Income

Comprehensive income and its components are displayed in the accompanying statement of stockholder's equity. Currently, the only element of other comprehensive income applicable to the Company is changes in unrealized gains and losses on securities classified as available-for-sale, which are displayed in the following table, along with related tax effects. See Note 3 for further detail of changes in unrealized gains on securities available-for-sale for the year ended December 31, 1999 (in thousands):



Unrealized holding losses arising during period, before taxes ...    $ (121,200)
Income taxes ....................................................        42,420
                                                                     ----------
Unrealized holding losses arising during period, net of taxes ...       (78,780)
Less reclassification adjustment:
 Losses realized in net income, before taxes ....................           (79)
 Income taxes ...................................................            28
                                                                     ----------
 Reclassification adjustment for gains realized in net income ...           (51)
                                                                     ----------
Other comprehensive income--net unrealized gains ................    $  (78,729)
                                                                     ==========

15. Impact of Year 2000 (Unaudited)

The Company's administrative and financial reporting systems are shared among numerous insurance affiliates within the consolidated Jefferson-Pilot Corporation group. In prior years, the Parent discussed the nature and progress of its plans to become Year 2000 ready. In late 1999, the Parent completed its remediation and testing of systems. As a result of those planning and implementation efforts, the Parent experienced no significant disruptions in critical information technology systems and believes those systems successfully responded to the Year 2000 date change. The Parent expensed approximately $20.6 million to date in connection with remediating its systems. The Parent is not aware of any material problems resulting from Year 2000 issues, either with its products, its internal systems, or the products and services of third parties. The Parent will continue to monitor its critical computer applications and those of its vendors throughout the Year 2000 to ensure that any latent Year 2000 matters that arise are addressed promptly.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                        REPORT OF INDEPENDENT AUDITORS


Contractholders of JPF Separate Account A
JPF Separate Account A
The Board of Directors, JPF Separate Account A


We have audited the accompanying statements of assets and liabilities of the JPF Separate Account A as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of JPF Separate Account A at December 31, 1999, and the results of its operations and the changes in its net assets for the periods indicated therein in conformity with accounting principles generally accepted in the United States.




                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
March 23, 2000

                      STATEMENT OF ASSETS AND LIABILITIES

                             JPF SEPARATE ACCOUNT A
                               December 31, 1999

                                                  JPVF            JPVF            JPVF
                                             International        World          Global
                                                 Equity       Growth Stock    Hard Assets
                                                Division        Division        Division
                                            --------------- ---------------- -------------
ASSETS
Investments at cost .......................  $ 16,851,415     $102,201,447    $6,226,361
                                             ============     ============    ==========
Investments at market value ...............  $ 21,417,249     $127,656,364    $5,498,877
Net premiums receivable (payable) .........         4,149          (98,543)       (3,488)
                                             ------------     ------------    ----------
    TOTAL NET ASSETS ......................  $ 21,421,398     $127,557,821    $5,495,389
                                             ============     ============    ==========
NET ASSET DISTRIBUTION
  Ensemble ................................                   $  1,998,819    $   79,803
  Ensemble II .............................  $ 21,421,398      125,559,002     5,415,586
                                             ------------     ------------    ----------
    TOTAL NET ASSETS ......................  $ 21,421,398     $127,557,821    $5,495,389
                                             ============     ============    ==========
UNITS OUTSTANDING
  Ensemble ................................                         38,941         8,506
  Ensemble II .............................     1,324,511        2,539,786       599,530
NET ASSET VALUE PER UNIT
  Ensemble ................................                   $     51.331    $    9.382
  Ensemble II .............................  $     16.174     $     49.441    $    9.034


                                                   JPVF              JPVF            JPVF
                                                 Emerging          Capital           Small           JPVF
                                                  Growth            Growth          Company         Growth
                                                 Division          Division        Division        Division
                                            ----------------- ----------------- -------------- ----------------
ASSETS
Investments at cost .......................   $  68,466,574     $ 163,241,350    $86,427,896     $ 14,656,170
                                              =============     =============    ===========     ============
Investments at market value ...............   $ 150,071,069     $ 313,132,843    $90,708,885     $ 21,821,774
Net premiums receivable (payable) .........         111,456           186,518        (32,214)          82,843
                                              -------------     -------------    -----------     ------------
    TOTAL NET ASSETS ......................   $ 150,182,525     $ 313,319,361    $90,676,671     $ 21,904,617
                                              =============     =============    ===========     ============
NET ASSET DISTRIBUTION
  Ensemble ................................                                      $   606,977
  Ensemble II .............................   $ 150,182,525     $ 313,319,361     90,069,694     $ 21,904,617
                                              -------------     -------------    -----------     ------------
    TOTAL NET ASSETS ......................   $ 150,182,525     $ 313,319,361    $90,676,671     $ 21,904,617
                                              =============     =============    ===========     ============
UNITS OUTSTANDING
  Ensemble ................................                                           13,010
  Ensemble II .............................       3,524,253         5,025,427      2,005,820          940,853
NET ASSET VALUE PER UNIT
  Ensemble ................................                                      $    46.658
  Ensemble II .............................   $      42.617     $      62.351    $    44.908     $     23.283

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A
                               December 31, 1999

                                           JPVF
                                         Growth &          JPVF            JPVF
                                          Income         Balanced       High Yield
                                         Division        Division        Division
                                      -------------- ---------------- --------------
ASSETS
Investments at cost .................  $51,407,209     $ 33,635,926     $5,701,471
                                       ===========     ============     ==========
Investments at market value .........  $59,159,239     $ 42,340,461     $5,289,222
Accrued investment income ...........           --               --        434,055
Net premiums receivable .............      (30,855)          10,802         (5,770)
                                       -----------     ------------     ----------
    TOTAL NET ASSETS ................  $59,128,384     $ 42,351,263     $5,717,507
                                       ===========     ============     ==========
NET ASSET DISTRIBUTION
  Ensemble ..........................                            --
  Ensemble II .......................  $59,128,384     $ 42,351,263     $5,717,507
                                       -----------     ------------     ----------
    TOTAL NET ASSETS ................  $59,128,384     $ 42,351,263     $5,717,507
                                       ===========     ============     ==========
UNITS OUTSTANDING
  Ensemble ..........................
  Ensemble II .......................    2,051,583        1,696,392        552,664
NET ASSET VALUE PER UNIT
  Ensemble ..........................
  Ensemble II .......................  $    28.823     $     24.967     $   10.346


                                            JPVF           Fidelity         Fidelity
                                            Money           VIP II            VIP           Fidelity
                                           Market         Contrafund     Equity Income     VIP Growth
                                          Division         Division         Division        Division
                                      ---------------- ---------------- --------------- ----------------
ASSETS
Investments at cost .................   $ 23,308,344     $ 47,379,961     $ 9,295,439     $ 35,954,839
                                        ============     ============     ===========     ============
Investments at market value .........   $ 23,799,898     $ 64,970,351     $ 9,348,655     $ 45,268,975
Accrued investment income ...........             --               --              --               --
Net premiums receivable .............        111,369           30,150         258,023          179,000
                                        ------------     ------------     -----------     ------------
    TOTAL NET ASSETS ................   $ 23,911,267     $ 65,000,501     $ 9,606,678     $ 45,447,975
                                        ============     ============     ===========     ============
NET ASSET DISTRIBUTION
  Ensemble ..........................   $     30,774
  Ensemble II .......................     23,880,493     $ 65,000,501     $ 9,606,678     $ 45,447,975
                                        ------------     ------------     -----------     ------------
    TOTAL NET ASSETS ................   $ 23,911,267     $ 65,000,501     $ 9,606,678     $ 45,447,975
                                        ============     ============     ===========     ============
UNITS OUTSTANDING
  Ensemble ..........................          1,652
  Ensemble II .......................      1,331,669        2,985,507         809,036        2,383,455
NET ASSET VALUE PER UNIT
  Ensemble ..........................   $     18.632
  Ensemble II .......................   $     17.934     $     21.774     $    11.875     $     19.070

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A
                               December 31, 1999

                                               Fidelity        Fidelity
                                                 VIP            VIP II             MFS
                                             High Income      Index 500         Research
                                               Division        Division         Division
                                            ------------- ----------------- ----------------
ASSETS
Investments at cost .......................  $1,920,397     $  88,763,029     $  8,640,649
                                             ==========     =============     ============
Investments at market value ...............  $1,757,092     $ 118,016,279     $ 10,681,214
Net premiums receivable (payable) .........      (1,234)           34,569           23,798
                                             ----------     -------------     ------------
    TOTAL NET ASSETS ......................  $1,755,858     $ 118,050,848     $ 10,705,012
                                             ==========     =============     ============
NET ASSET DISTRIBUTION
  Ensemble ................................
  Ensemble II .............................  $1,755,858     $ 118,050,848     $ 10,705,012
                                             ----------     -------------     ------------
    TOTAL NET ASSETS ......................  $1,755,858     $ 118,050,848     $ 10,705,012
                                             ==========     =============     ============
UNITS OUTSTANDING
  Ensemble ................................
  Ensemble II .............................     137,722         5,182,440          703,899
NET ASSET VALUE PER UNIT
  Ensemble ................................
  Ensemble II .............................  $   12.750     $      22.781     $     15.209


                                                   MFS          Oppenheimer      Oppenheimer      Templeton
                                                Utilities          Bond        Strategic Bond   International
                                                Division         Division         Division        Division
                                            ---------------- ---------------- ---------------- --------------
ASSETS
Investments at cost .......................   $ 10,400,906     $ 20,267,178      $3,031,062     $57,221,420
                                              ============     ============      ==========     ===========
Investments at market value ...............   $ 12,769,955     $ 19,430,460      $3,033,798     $68,583,089
Net premiums receivable (payable) .........          3,857            1,630         (77,951)        (38,659)
                                              ------------     ------------      ----------     -----------
    TOTAL NET ASSETS ......................   $ 12,773,812     $ 19,432,090      $2,955,847     $68,544,430
                                              ============     ============      ==========     ===========
NET ASSET DISTRIBUTION
  Ensemble ................................                    $     26,936
  Ensemble II .............................   $ 12,773,812       19,405,154      $2,955,847     $68,544,430
                                              ------------     ------------      ----------     -----------
    TOTAL NET ASSETS ......................   $ 12,773,812     $ 19,432,090      $2,955,847     $68,544,430
                                              ============     ============      ==========     ===========
UNITS OUTSTANDING
  Ensemble ................................                           1,217
  Ensemble II .............................        814,809          910,153         288,268       3,342,285
NET ASSET VALUE PER UNIT
  Ensemble ................................                    $     22.139
  Ensemble II .............................   $     15.678     $     21.322      $   10.255     $    20.510

See notes to financial statements.

                             STATEMENT OF OPERATIONS

                             JPF SEPARATE ACCOUNT A

                                                                  JPVF
                                                              International
                                                                 Equity
                                                                Division
                                                   -----------------------------------
                                                                       Period from             JPVF World Growth Stock Division
                                                                   January 15, 1998(a)  -------------------------------------------
                                                     Year Ended            to                      Year Ended December 31,
                                                    December 31,      December 31,      -------------------------------------------
                                                        1999              1998               1999           1998            1997
                                                   -------------- --------------------  ------------- --------------- -------------
Investment Income:
  Dividend income ................................  $       --          $     --         $   359,571     $2,325,200     $ 2,476,350
  Distributions of realized gains ................          --            27,704           1,324,887      7,901,423      13,293,185
                                                    ----------          --------         -----------     ----------     -----------
                                                            --            27,704           1,684,458     10,226,623      15,769,535

Expenses:
  Mortality and expense risk charge ..............     129,696            29,866           1,061,262      1,080,424       1,001,394
                                                    ----------          --------         -----------     ----------     -----------
    Net investment income (loss) .................    (129,696)           (2,162)            623,196      9,146,199      14,768,141
                                                    ----------          --------         -----------     ----------     -----------

Gain (loss) on investments:
  Net realized gain (loss) on investments ........     720,386            (1,410)          1,558,287      1,498,732       1,393,920
  Change in net unrealized gain (loss)
   on investments ................................   4,015,470           550,363          19,480,089     (8,293,399)     (2,140,961)
                                                    ----------          --------         -----------     ----------     -----------
  Net gain (loss) on investments .................   4,735,856           548,953          21,038,376     (6,794,667)       (747,041)
                                                    ----------          --------         -----------     ----------     -----------
  Increase (decrease) in
   net assets from operations ....................  $4,606,160          $546,791         $21,661,572     $2,351,532     $14,021,100
                                                    ==========          ========         ===========     ==========     ===========




                                                            JPVF Global Hard Assets Division
                                                     ----------------------------------------------
                                                                 Year Ended December 31,
                                                     ----------------------------------------------
                                                           1999           1998            1997
                                                     --------------- -------------  ---------------
Investment Income:
  Dividend income .................................  $    5,738       $   72,099    $    52,180
  Distributions of realized gains .................          --               --        154,999
                                                     ----------       ----------    -----------
                                                          5,738           72,099        207,179

Expenses:
  Mortality and expense risk charge ...............      51,987           43,859         60,762
                                                     ----------       ----------    -----------
    Net investment income (loss) ..................     (46,249)          28,240        146,417
                                                     ----------       ----------    -----------

Gain (loss) on investments:
  Net realized gain (loss) on investments .........  (1,083,450)        (826,362)    (1,020,911)
  Change in net unrealized gain (loss)
   on investments .................................   1,807,479          121,013     (2,862,423)
                                                     ----------       ----------    -----------
  Net gain (loss) on investments ..................     724,029         (705,349)    (3,883,334)
                                                     ----------       ----------    -----------
  Increase (decrease) in
   net assets from operations .....................  $  677,780       $ (677,109)   $(3,736,917)
                                                     ==========       ==========    ===========


(a) Commencement of operations

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A

                                                          JPVF Emerging Growth Division
                                                   -------------------------------------------
                                                             Year Ended December 31,
                                                   -------------------------------------------
                                                         1999           1998          1997
                                                   --------------- -------------- ------------
Investment Income:
  Dividend income ................................   $        --    $        --    $       --
  Distributions of realized gains ................            --        562,053     2,355,925
                                                     -----------    -----------    ----------
                                                              --        562,053     2,355,925

Expenses:
  Mortality and expense risk charge ..............       821,544        549,991       341,819
                                                     -----------    -----------    ----------
    Net investment income (loss) .................      (821,544)        12,062     2,014,106
                                                     -----------    -----------    ----------

Gain on investments:
  Net realized gain on investments ...............     3,161,020      1,477,889       528,900
  Change in net unrealized gain on investments ...    59,901,442     16,294,927     3,845,746
                                                     -----------    -----------    ----------
  Net gain on investments ........................    63,062,462     17,772,816     4,374,646
                                                     -----------    -----------    ----------
    Increase in net assets from operations .......   $62,240,918    $17,784,878    $6,388,752
                                                     ===========    ===========    ==========

                                                           JPVF Capital Growth Division
                                                   --------------------------------------------
                                                             Year Ended December 31,
                                                   --------------------------------------------
                                                        1999           1998           1997
                                                   -------------- -------------- --------------
Investment Income:
  Dividend income ................................  $        --    $        --    $    21,278
  Distributions of realized gains ................    5,837,977      9,631,854      5,556,589
                                                    -----------    -----------    -----------
                                                      5,837,977      9,631,854      5,577,867

Expenses:
  Mortality and expense risk charge ..............    2,091,275      1,396,476        962,680
                                                    -----------    -----------    -----------
    Net investment income (loss) .................    3,746,702      8,235,378      4,615,187
                                                    -----------    -----------    -----------

Gain on investments:
  Net realized gain on investments ...............    1,944,106      2,650,023        827,249
  Change in net unrealized gain on investments ...   85,575,214     38,211,343     19,770,192
                                                    -----------    -----------    -----------
  Net gain on investments ........................   87,519,320     40,861,366     20,597,441
                                                    -----------    -----------    -----------
    Increase in net assets from operations .......  $91,266,022    $49,096,744    $25,212,628
                                                    ===========    ===========    ===========

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A


                                                                                                            JPVF
                                                                                                           Growth
                                                                                                          Division
                                                                                             -----------------------------------
                                                       JPVF Small Company Division                               Period from
                                             -----------------------------------------------                 January 20, 1998(a)
                                                         Year Ended December 31,               Year Ended            to
                                             -----------------------------------------------  December 31,      December 31,
                                                   1999            1998            1997           1999              1998
                                             --------------- ---------------- -------------- -------------- --------------------
Investment Income:
  Dividend income ..........................  $    102,370    $     888,637    $   377,561     $       --        $      --
  Distributions of realized gains ..........     1,905,734        7,682,840      7,681,445         36,111               --
                                              ------------    -------------    -----------     ----------        ---------
                                                 2,008,104        8,571,477      8,059,006         36,111               --

Expenses:
  Mortality and expense risk charge ........       698,842          791,529        717,430         63,641            6,809
                                              ------------    -------------    -----------     ----------        ---------
    Net investment income (loss) ...........     1,309,262        7,779,948      7,341,576        (27,530)          (6,809)
                                              ------------    -------------    -----------     ----------        ---------

Gain (loss) on investments:
  Net realized gain (loss) on investments ..    (1,289,759)         939,643      1,112,075        101,362          (46,655)
  Change in net unrealized gain (loss)
   on investments ..........................    10,478,964      (20,294,880)     7,517,633      6,934,317          231,287
                                              ------------    -------------    -----------     ----------        ---------
  Net gain (loss) on investments ...........     9,189,205      (19,355,237)     8,629,708      7,035,679          184,632
                                              ------------    -------------    -----------     ----------        ---------
    Increase (decrease) in
     net assets from operations ............  $ 10,498,467    $ (11,575,289)   $15,971,284     $7,008,149        $ 177,823
                                              ============    =============    ===========     ==========        =========

(a) Commencement of operations

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A

                                                  JPVF Growth & Income Division                 JPVF Balanced Division
                                           ------------------------------------------- ----------------------------------------
                                                     Year Ended December 31,                   Year Ended December 31,
                                           ------------------------------------------- ----------------------------------------
                                                1999          1998           1997          1999          1998          1997
                                           ------------- ------------- --------------- ------------ ------------- -------------
Investment Income:
  Dividend income .........................  $       --    $  404,228    $     294,059   $    6,369   $  554,007    $  547,519
  Distributions of realized gains .........     408,080            --        8,675,134      589,559    2,074,977     3,433,962
                                             ----------    ----------    -------------   ----------   ----------    ----------
                                                408,080       404,228        8,969,193      595,928    2,628,984     3,981,481

Expenses:
  Mortality and expense risk charge .......     513,429       435,459          298,852      322,184      256,295       199,545
                                             ----------    ----------    -------------   ----------   ----------    ----------
    Net investment income (loss) ..........    (105,349)      (31,231)       8,670,341      273,744    2,372,689     3,781,936
                                             ----------    ----------    -------------   ----------   ----------    ----------

Gain (loss) on investments:
  Net realized gain (loss) on investments .   1,036,064       781,929          763,718      250,283      111,626       125,127
  Change in net unrealized gain (loss)
   on investments .........................   1,596,857     4,120,409       (1,791,862)   6,776,884    1,976,202      (829,904)
                                             ----------    ----------    -------------   ----------   ----------    ----------
  Net gain (loss) on investments ..........   2,632,921     4,902,338       (1,028,144)   7,027,167    2,087,828      (704,777)
                                             ----------    ----------    -------------   ----------   ----------    ----------
    Increase (decrease) in
     net assets from operations ...........  $2,527,572    $4,871,107    $   7,642,197   $7,300,911   $4,460,517    $3,077,159
                                             ==========    ==========    =============   ==========   ==========    ==========

                                                       JPVF High Yield
                                                           Division
                                              ----------------------------------
                                                                 Period from
                                                              January 8, 1998(a)
                                                Year Ended            to
                                               December 31,      December 31,
                                                   1999              1998
                                              -------------- -------------------
Investment Income:
  Dividend income .........................    $   434,055       $  296,661
  Distributions of realized gains .........             --               --
                                               -----------       ----------
                                                   434,055          296,661

Expenses:
  Mortality and expense risk charge .......         55,669           32,443
                                               -----------       ----------
    Net investment income (loss) ..........        378,386          264,218
                                               -----------       ----------

Gain (loss) on investments:
  Net realized gain (loss) on investments .        (40,844)         (77,480)
  Change in net unrealized gain (loss)
   on investments .........................       (124,383)        (287,866)
                                               -----------       ----------
  Net gain (loss) on investments ..........       (165,227)        (365,346)
                                               -----------       ----------
    Increase (decrease) in
     net assets from operations ...........    $   213,159       $ (101,128)
                                               ===========       ==========

(a) Commencement of operations

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A

                                                    JPVF Money Market Division         Fidelity VIP II Contrafund Division
                                               ------------------------------------- ----------------------------------------
                                                      Year Ended December 31,                Year Ended December 31,
                                               ------------------------------------- ----------------------------------------
                                                    1999         1998        1997         1999          1998         1997
                                               ------------- ----------- ----------- ------------- ------------- ------------
Investment Income:
  Dividend income ............................  $        --   $507,941    $ 425,055   $   215,838   $  141,812    $   53,570
  Distributions of realized gains ............           --         --           --     1,582,814    1,043,329       141,577
                                                -----------   --------    ---------   -----------   ----------    ----------
                                                         --    507,941      425,055     1,798,652    1,185,141       195,147

Expenses:
  Mortality and expense risk charge ..........      177,261    111,692       90,263       461,629      246,378       112,772
                                                -----------   --------    ---------   -----------   ----------    ----------
    Net investment income (loss) .............     (177,261)   396,249      334,792     1,337,023      938,763        82,375
                                                -----------   --------    ---------   -----------   ----------    ----------

Gain (loss) on investments:
  Net realized gain (loss) on investments.....      142,086     53,452       61,042     1,161,891      381,646       143,362
  Change in net unrealized gain (loss)
   on investments ............................      740,327     20,157      (11,529)    9,007,322    6,265,813     1,928,296
                                                -----------   --------    ---------   -----------   ----------    ----------
  Net gain (loss) on investments .............      882,413     73,609       49,513    10,169,213    6,647,459     2,071,658
                                                -----------   --------    ---------   -----------   ----------    ----------
    Increase in net assets
     from operations .........................  $   705,152   $469,858    $ 384,305   $11,506,236   $7,586,222    $2,154,033
                                                ===========   ========    =========   ===========   ==========    ==========


                                                            Fidelity
                                                       VIP Equity Income
                                                            Division
                                               ----------------------------------
                                                                  Period from
                                                               January 8, 1998(a)
                                                 Year Ended            to
                                                December 31,      December 31,
                                                    1999              1998
                                               -------------- -------------------
Investment Income:
  Dividend income ............................  $    69,348       $     8,570
  Distributions of realized gains ............      153,295            30,500
                                                -----------       -----------
                                                    222,643            39,070

Expenses:
  Mortality and expense risk charge ..........       67,673            38,308
                                                -----------       -----------
    Net investment income (loss) .............      154,970               762
                                                -----------       -----------

Gain (loss) on investments:
  Net realized gain (loss) on investments.....       85,743          (114,816)
  Change in net unrealized gain (loss)
   on investments ............................     (139,539)          192,755
                                                -----------       -----------
  Net gain (loss) on investments .............      (53,796)           77,939
                                                -----------       -----------
    Increase in net assets
     from operations .........................  $   101,174       $    78,701
                                                ===========       ===========

(a) Commencement of operations.

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A

                                                        Fidelity
                                                       VIP Growth
                                                        Division
                                           ----------------------------------
                                                              Period from        Fidelity VIP High Income Division
                                                           January 8, 1998(a) ---------------------------------------
                                             Year Ended            to                 Year Ended December 31,
                                            December 31,      December 31,    ---------------------------------------
                                                1999              1998             1999          1998         1997
                                           -------------- ------------------- ------------- ------------- -----------
Investment Income:
  Dividend income ........................   $   17,820       $      141       $   224,955   $  398,490    $248,474
  Distributions of realized gains ........    1,120,427            3,709             8,409      253,207      30,711
                                             ----------       ----------       -----------   ----------    --------
                                              1,138,247            3,850           233,364      651,697     279,185

Expenses:
  Mortality and expense risk charge ......      233,111           18,771            19,003       35,359      45,794
                                             ----------       ----------       -----------   ----------    --------
    Net investment income (loss) .........      905,136          (14,921)          214,361      616,338     233,391
                                             ----------       ----------       -----------   ----------    --------

Gain (loss) on investments:
  Net realized gain (loss) on investments.       59,375          (10,197)         (120,010)      97,475      71,464
  Change in net unrealized gain (loss)
   on investments ........................    8,178,073        1,136,063            63,150     (784,352)    451,237
                                             ----------       ----------       -----------   ----------    --------
  Net gain (loss) on investments .........    8,237,448        1,125,866           (56,860)    (686,877)    522,701
                                             ----------       ----------       -----------   ----------    --------
    Increase (decrease) in net assets
     from operations .....................   $9,142,584       $1,110,945       $   157,501   $  (70,539)   $756,092
                                             ==========       ==========       ===========   ==========    ========

                                               Fidelity VIP II Index 500 Division
                                           ------------------------------------------
                                                     Year Ended December 31,
                                           ------------------------------------------
                                                1999          1998          1997
                                           ------------- ------------- -------------
Investment Income:
  Dividend income ........................  $   781,774   $   371,052   $  101,288
  Distributions of realized gains ........      530,490       859,422      205,527
                                            -----------   -----------   ----------
                                              1,312,264     1,230,474      306,815

Expenses:
  Mortality and expense risk charge ......      887,561       431,588      164,470
                                            -----------   -----------   ----------
    Net investment income (loss) .........      424,703       798,886      142,345
                                            -----------   -----------   ----------

Gain (loss) on investments:
  Net realized gain (loss) on investments.    3,073,138       551,714      435,364
  Change in net unrealized gain (loss)
   on investments ........................   14,391,208    10,456,961    3,844,079
                                            -----------   -----------   ----------
  Net gain (loss) on investments .........   17,464,346    11,008,675    4,279,443
                                            -----------   -----------   ----------
    Increase (decrease) in net assets
     from operations .....................  $17,889,049   $11,807,561   $4,421,788
                                            ===========   ===========   ==========

(a) Commencement of operations

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A

                                                               MFS Research                        MFS Utilities
                                                                 Division                            Division
                                                    ----------------------------------- -----------------------------------
                                                                        Period from                         Period from
                                                                    January 8, 1998(a)                  January 12, 1998(a)
                                                      Year Ended            to            Year Ended            to
                                                     December 31,      December 31,      December 31,      December 31,
                                                         1999              1998              1999              1998
                                                    -------------- -------------------- -------------- --------------------
Investment Income:
  Dividend income .................................   $   13,020       $     3,768        $   60,485         $ 13,390
  Distributions of realized gains .................       68,803            49,416           304,120           60,878
                                                      ----------       -----------        ----------         --------
                                                          81,823            53,184           364,605           74,268

Expenses:
  Mortality and expense risk charge ...............       65,517            22,916            68,471           17,630
                                                      ----------       -----------        ----------         --------
    Net investment income .........................       16,306            30,268           296,134           56,638
                                                      ----------       -----------        ----------         --------

Gain (loss) on investments:
  Net realized gain (loss) on investments .........      107,800          (192,250)          154,941           38,000
  Change in net unrealized gain (loss)
   on investments .................................    1,704,948           335,616         2,096,308          272,742
                                                      ----------       -----------        ----------         --------
  Net gain (loss) on investments ..................    1,812,748           143,366         2,251,249          310,742
                                                      ----------       -----------        ----------         --------
    Increase (decrease) in net assets
     from Operations ..............................   $1,829,054       $   173,634        $2,547,383         $367,380
                                                      ==========       ===========        ==========         ========


                                                            Oppenheimer Bond Division
                                                    ----------------------------------------
                                                             Year Ended December 31,
                                                    ----------------------------------------
                                                          1999          1998        1997
                                                    --------------- ----------- -----------
Investment Income:
  Dividend income .................................  $     861,797   $229,399    $754,014
  Distributions of realized gains .................         82,763    207,606      12,303
                                                     -------------   --------    --------
                                                           944,560    437,005     766,317

Expenses:
  Mortality and expense risk charge ...............        173,390    145,903     114,725
                                                     -------------   --------    --------
    Net investment income .........................        771,170    291,102     651,592
                                                     -------------   --------    --------

Gain (loss) on investments:
  Net realized gain (loss) on investments .........       (134,605)   296,390      31,843
  Change in net unrealized gain (loss)
   on investments .................................     (1,114,314)   247,987     235,133
                                                     -------------   --------    --------
  Net gain (loss) on investments ..................     (1,248,919)   544,377     266,976
                                                     -------------   --------    --------
    Increase (decrease) in net assets
     from Operations ..............................  $    (477,749)  $835,479    $918,568
                                                     =============   ========    ========

(a) Commencement of operations

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A

                                                            Oppenheimer
                                                          Strategic Bond
                                                             Division
                                                -----------------------------------
                                                                    Period from          Templeton International Division
                                                                January 12, 1998(a) ------------------------------------------
                                                  Year Ended            to                    Year Ended December 31,
                                                 December 31,      December 31,     ------------------------------------------
                                                     1999              1998              1999          1998          1997
                                                -------------- -------------------- ------------- ------------- -------------
Investment Income:
  Dividend income .............................   $ 109,302          $  5,696        $ 1,540,020   $1,024,661    $  678,464
  Distributions of realized gains .............          --             3,670          5,349,542    1,831,974       272,716
                                                  ---------          --------        -----------   ----------    ----------
                                                    109,302             9,366          6,889,562    2,856,635       951,180
Expenses:
  Mortality and expense risk charge ...........      20,608             8,104            529,156      429,430       301,799
                                                  ---------          --------        -----------   ----------    ----------
    Net investment income .....................      88,694             1,262          6,360,406    2,427,205       649,381
                                                  ---------          --------        -----------   ----------    ----------
Gain (loss) on investments:
  Net realized gain (loss) on investments .....     (19,086)           (2,048)           338,691      776,195       828,887
  Change in net unrealized gain (loss)
    on investments ............................     (22,018)           24,753          5,803,054      295,855     2,126,633
                                                  ---------          --------        -----------   ----------    ----------
  Net gain (loss) on investments ..............     (41,104)           22,705          6,141,745    1,072,050     2,955,520
                                                  ---------          --------        -----------   ----------    ----------
    Increase in net assets
     from operations ..........................   $  47,590          $ 23,967        $12,502,151   $3,499,255    $3,604,901
                                                  =========          ========        ===========   ==========    ==========

(a) Commencement of operations

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                             JPF SEPARATE ACCOUNT A

                                                            JPVF
                                                        International
                                                           Equity
                                                          Division
                                             -----------------------------------           JPVF World Growth Stock Division
                                                                 Period from      -------------------------------------------------
                                               Year Ended    January 15, 1998(a)               Year Ended December 31,
                                              December 31,           to           -------------------------------------------------
                                                  1999        December 31, 1998         1999             1998            1997
                                             -------------- --------------------  ---------------- --------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss) ..............  $   (129,696)      $   (2,162)       $     623,196   $  9,146,199      $ 14,768,141
 Net realized gain (loss) on investments ...       720,386           (1,410)           1,558,287      1,498,732         1,393,920
 Change in net unrealized gain (loss)
  on investments ...........................     4,015,470          550,363           19,480,089     (8,293,399)       (2,140,961)
                                              ------------       ----------        -------------   ------------      ------------
Increase (decrease) in net assets from
 operations ................................     4,606,160          546,791           21,661,572      2,351,532        14,021,100
Contractholder transactions--Note F:
 Transfers of net premiums .................     3,996,999        1,201,519           16,845,423     19,624,937        20,387,148
 Transfers from/to General Account
  and within Separate Account, net .........     5,710,860        6,623,800          (19,163,711)   (12,458,969)       (4,647,630)
 Transfers of cost of insurance ............    (1,006,092)        (238,990)          (7,185,745)    (7,802,232)       (7,901,778)
 Transfers on account of death .............        (1,803)         (12,068)            (284,192)      (329,223)         (143,565)
 Transfers on account of other                                                                --
  terminations .............................       (22,117)          16,339           (1,514,073)    (2,164,208)       (2,830,872)
                                              ------------       ----------        -------------   ------------      ------------
Net increase (decrease) in net assets
 derived from contractholder transactions ..     8,677,847        7,590,600          (11,302,298)    (3,129,695)        4,863,303
Net increase (decrease) in net assets ......    13,284,007        8,137,391           10,359,274       (778,163)       18,884,403
                                              ------------       ----------        -------------   ------------      ------------
Balance at beginning of year ...............     8,137,391               --          117,198,547    117,976,710        99,092,307
                                              ------------       ----------        -------------   ------------      ------------
Balance at end of year .....................  $ 21,421,398       $8,137,391        $ 127,557,821   $117,198,547      $117,976,710
                                              ============       ==========        =============   ============      ============






                                                             JPVF Global Hard Assets Division
                                                     ----------------------------------------------
                                                                Year Ended December 31,
                                                     ---------------- ------------- ---------------
                                                           1999            1998           1997
                                                     ---------------  ------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss) .....................   $     (46,249)   $   28,240    $     146,417
 Net realized gain (loss) on investments ..........      (1,083,450)     (826,362)      (1,020,911)
 Change in net unrealized gain (loss)
  on investments ..................................       1,807,479       121,013       (2,862,423)
                                                      -------------    ----------    -------------
Increase (decrease) in net assets from
 operations .......................................         677,780      (677,109)      (3,736,917)
Contractholder transactions--Note F:
 Transfers of net premiums ........................       1,235,187     1,192,112        1,487,487
 Transfers from/to General Account
  and within Separate Account, net ................        (275,408)     (854,463)         594,080
 Transfers of cost of insurance ...................        (460,243)     (412,766)        (522,160)
 Transfers on account of death ....................          (5,186)       (4,158)          (5,118)
 Transfers on account of other
  terminations ....................................         (80,350)     (113,411)        (297,357)
                                                      -------------    ----------    -------------
Net increase (decrease) in net assets
 derived from contractholder transactions .........         414,000      (192,686)       1,256,932
Net increase (decrease) in net assets .............       1,091,780      (869,795)      (2,479,985)
                                                      -------------    ----------    -------------
Balance at beginning of year ......................       4,403,609     5,273,404        7,753,389
                                                      -------------    ----------    -------------
Balance at end of year ............................   $   5,495,389    $4,403,609    $   5,273,404
                                                      =============    ==========    =============

(a) Commencement of operations

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A

                                                   JPVF Emerging Growth Division                JPVF Capital Growth Division
                                             -----------------------------------------   -------------------------------------------
                                                       Year Ended December 31,                     Year Ended December 31,
                                             -----------------------------------------   -------------------------------------------
                                                   1999          1998         1997           1999           1998           1997
                                              ------------   -----------   -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss) ..............  $   (821,544)  $    12,062   $ 2,014,106  $  3,746,702   $  8,235,378   $  4,615,187
 Net realized gain (loss)
  on investments ...........................     3,161,020     1,477,889       528,900     1,944,106      2,650,023        827,249
 Change in net unrealized gain (loss)
  on investments ...........................    59,901,442    16,294,927     3,845,746    85,575,214     38,211,343     19,770,192
                                              ------------   -----------   -----------  ------------   ------------   ------------
Increase (decrease) in net assets from
 operations ................................    62,240,918    17,784,878     6,388,752    91,266,022     49,096,744     25,212,628
Contractholder transactions--Note F:
 Transfers of net premiums .................    17,827,633    15,940,085    12,081,437    36,826,017     29,497,989     23,605,444
 Transfers from/to General Account
  and within Separate Account, net .........    (2,063,189)      893,513     7,761,806    11,080,254        358,425      2,703,509
 Transfers of cost of insurance ............    (5,826,562)   (4,518,851)   (3,150,610)  (13,445,085)   (10,254,190)    (7,961,359)
 Transfers on account of death .............      (165,890)      (55,398)      (29,914)     (341,019)      (314,463)      (104,089)
 Transfers on account of other
  terminations .............................      (732,498)     (634,670)     (617,379)   (2,211,653)    (2,015,250)    (2,348,433)
                                              ------------   -----------   -----------  ------------   ------------   ------------
Net increase (decrease) in net assets
 derived from contractholder transactions ..     9,039,494    11,624,679    16,045,340    31,908,514     17,272,511     15,895,072
Net increase (decrease) in net assets ......    71,280,412    29,409,557    22,434,092   123,174,536     66,369,255     41,107,700
                                              ------------   -----------   -----------  ------------   ------------   ------------
Balance at beginning of year ...............    78,902,113    49,492,556    27,058,464   190,144,825    123,775,570     82,667,870
                                              ------------   -----------   -----------  ------------   ------------   ------------
Balance at end of year .....................  $150,182,525   $78,902,113   $49,492,556  $313,319,361   $190,144,825   $123,775,570
                                              ============   ===========   ===========  ============   ============   ============



                                                         JPVF Small Company Division
                                             ------------------------------------------------
                                                            Year Ended December 31,
                                             ------------------------------------------------
                                                   1999            1998             1997
                                             -------------------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss) ..............  $    1,309,262  $    7,779,948   $  7,341,576
 Net realized gain (loss)
  on investments ...........................      (1,289,759)        939,643      1,112,075
 Change in net unrealized gain (loss)
  on investments ...........................      10,478,964     (20,294,880)     7,517,633
                                              --------------  --------------   ------------
Increase (decrease) in net assets from
 operations ................................      10,498,467     (11,575,289)    15,971,284
Contractholder transactions--Note F:
 Transfers of net premiums .................      13,211,682      15,832,378     15,002,595
 Transfers from/to General Account
  and within Separate Account, net .........     (11,233,252)     (1,321,696)    (3,643,068)
 Transfers of cost of insurance ............      (5,181,027)     (6,129,383)    (5,977,445)
 Transfers on account of death .............        (207,494)       (182,629)      (138,279)
 Transfers on account of other
  terminations .............................        (940,537)     (1,303,312)    (2,043,613)
                                              --------------  --------------   ------------
Net increase (decrease) in net assets
 derived from contractholder transactions ..      (4,350,628)      6,895,358      3,200,190
Net increase (decrease) in net assets ......       6,147,839      (4,679,931)    19,171,474
                                              --------------  --------------   ------------
Balance at beginning of year ...............      84,528,832      89,208,763     70,037,289
                                              --------------  --------------   ------------
Balance at end of year .....................  $   90,676,671  $   84,528,832   $ 89,208,763
                                              ==============  ==============   ============

(a) Commencement of operations.

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A




                                                            JPVF
                                                           Growth
                                                          Division
                                             -----------------------------------
                                                                 Period from           JPVF World Growth & Income Division
                                                             January 20, 1998(a)  ----------------------------------------------
                                               Year Ended            to                      Year Ended December 31,
                                              December 31,      December 31,      ----------------------------------------------
                                                  1999              1998               1999            1998            1997
                                             -------------- --------------------  -------------- --------------- ---------------
INCREASE IN NET ASSETS
Operations:
 Net investment income (loss) ..............  $   (27,530)       $   (6,809)       $   (105,349)  $    (31,231)   $  8,670,341
 Net realized gain (loss) on investments ...      101,362           (46,655)          1,036,064        781,929         763,718
 Change in net unrealized gain (loss)
  on investments ...........................    6,934,317           231,287           1,596,857      4,120,409      (1,791,862)
                                              -----------        ----------        ------------   ------------    ------------
Increase in net assets from operations .....    7,008,149           177,823           2,527,572      4,871,107       7,642,197
Contractholder transactions--Note F:
 Transfers of net premiums .................    2,139,922           509,810
 Transfers from/to General Account                                                   10,779,535     10,756,077       8,132,090
  and within Separate Account, net .........   11,691,084         1,036,375
 Transfers of cost of insurance ............     (554,122)          (70,647)         (2,106,086)    (1,037,359)      5,643,742
 Transfers on account of death .............         (857)               --          (3,899,334)    (3,696,570)     (2,745,042)
 Transfers on account of other                                                         (104,919)       (92,605)        (45,431)
  terminations..............................      (35,596)            2,676
                                              -----------        ----------            (534,017)      (591,078)       (658,736)
Net increase in net assets derived                                                 ------------   ------------    ------------
 from contractholder transactions ..........   13,240,431         1,478,214
Net increase in net assets .................   20,248,580         1,656,037           4,135,179      5,338,465      10,326,623
                                              -----------        ----------           6,662,751     10,209,572      17,968,820
Balance at beginning of year ...............    1,656,037                --        ------------   ------------    ------------
                                              -----------        ----------          52,465,633     42,256,061      24,287,241
Balance at end of year .....................  $21,904,617        $1,656,037        ------------   ------------    ------------
                                              ===========        ==========        $ 59,128,384   $ 52,465,633    $ 42,256,061
                                                                                   ============   ============    ============
                                                         JPVF Balanced Division
                                             ----------------------------------------------
                                                         Year Ended December 31,
                                             ----------------------------------------------
                                                   1999            1998            1997
                                             --------------- --------------- --------------
INCREASE IN NET ASSETS
Operations:
 Net investment income (loss) .............   $    273,744    $  2,372,689    $  3,781,936
 Net realized gain (loss) on investments ..        250,283         111,626         125,127
 Change in net unrealized gain (loss)
  on investments ..........................      6,776,884       1,976,202        (829,904)
                                              ------------    ------------    ------------
Increase in net assets from operations ....      7,300,911       4,460,517       3,077,159

Contractholder transactions--Note F:
 Transfers of net premiums ................      5,826,918       5,092,290       4,506,381
 Transfers from/to General Account
  and within Separate Account, net ........       (749,285)        631,049        (154,536)
 Transfers of cost of insurance ...........     (2,143,582)     (1,897,240)     (1,580,912)
 Transfers on account of death ............        (33,556)       (107,286)        (32,682)
 Transfers on account of other
  terminations.............................       (372,514)       (477,084)       (480,806)
                                              ------------    ------------    ------------
Net increase in net assets derived
 from contractholder transactions .........      2,527,981       3,241,729       2,257,445
Net increase in net assets ................      9,828,892       7,702,246       5,334,604
                                              ------------    ------------    ------------
Balance at beginning of year ..............     32,522,371      24,820,125      19,485,521
                                              ------------    ------------    ------------
Balance at end of year ....................   $ 42,351,263    $ 32,522,371    $ 24,820,125
                                              ============    ============    ============

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A

                                                                JPVF
                                                          High Yield Bond
                                                              Division
                                                 ----------------------------------                       JPVF
                                                                    Period from                  Money Market Division
                                                                 January 8, 1998(a)  ----------------------------------------------
                                                   Year Ended            to                     Year Ended December 31,
                                                  December 31,      December 31,     ----------------------------------------------
                                                      1999              1998              1999            1998            1997
                                                 -------------- -------------------  -------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss) ..................   $  378,386       $  264,218        $   (177,261)   $   396,249    $     334,792
 Net realized gain (loss) on investments .......      (40,844)         (77,480)            142,086         53,452           61,042
 Change in net unrealized gain (loss)
  on investments ...............................     (124,383)        (287,866)            740,327         20,157          (11,529)
                                                   ----------       ----------        ------------    -----------    -------------
Increase (decrease) in net assets from
 operations ....................................      213,159         (101,128)            705,152        469,858          384,305

Contractholder transactions--Note F:
 Transfers of net premiums .....................    1,611,508          599,541           7,019,291      4,544,085        4,688,133
 Transfers from/to General Account
  and within Separate Account, net .............     (711,546)       4,764,419           2,287,638      2,798,249       (2,751,900)
 Transfers of cost of insurance ................     (376,460)        (255,751)         (1,446,885)      (915,629)        (782,134)
 Transfers on account of death .................         (342)              --              (7,579)          (578)          (6,947)
 Transfers on account of other
  terminations .................................       (2,318)         (23,575)           (190,803)      (302,128)        (592,016)
                                                   ----------       ----------        ------------    -----------    -------------
Net increase in net assets derived
 from contractholder transactions ..............      520,842        5,084,634           7,661,662      6,123,999          555,136
Net increase in net assets .....................      734,001        4,983,506           8,366,814      6,593,857          939,441
                                                   ----------       ----------        ------------    -----------    -------------
Balance at beginning of year ...................    4,983,506               --          15,544,453      8,950,596        8,011,155
                                                   ----------       ----------        ------------    -----------    -------------
Balance at end of year .........................   $5,717,507       $4,983,506        $ 23,911,267    $15,544,453    $   8,950,596
                                                   ==========       ==========        ============    ===========    =============




                                                        Fidelity VIP II Contrafund Division
                                                  ----------------------------------------------
                                                              Year Ended December 31,
                                                  -----------------------------------------------
                                                        1999            1998            1997
                                                  --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss) ..................   $  1,337,023    $    938,763    $     82,375
 Net realized gain (loss) on investments .......      1,161,891         381,646         143,362
 Change in net unrealized gain (loss)
  on investments ...............................      9,007,322       6,265,813       1,928,296
                                                   ------------    ------------    ------------
Increase (decrease) in net assets from
 operations ....................................     11,506,236       7,586,222       2,154,033

Contractholder transactions--Note F:
 Transfers of net premiums .....................     12,582,864       9,182,744       4,532,969
 Transfers from/to General Account
  and within Separate Account, net .............      3,316,146       8,458,498       8,789,832
 Transfers of cost of insurance ................     (3,837,642)     (2,365,397)     (1,101,248)
 Transfers on account of death .................        (52,782)        (42,331)         (1,382)
 Transfers on account of other
  terminations .................................       (255,359)       (262,093)       (153,334)
                                                   ------------    ------------    ------------
Net increase in net assets derived
 from contractholder transactions ..............     11,753,227      14,971,421      12,066,837
Net increase in net assets .....................     23,259,463      22,557,643      14,220,870
                                                   ------------    ------------    ------------
Balance at beginning of year ...................     41,741,038      19,183,395       4,962,525
                                                   ------------    ------------    ------------
Balance at end of year .........................   $ 65,000,501    $ 41,741,038    $ 19,183,395
                                                   ============    ============    ============

(a) Commencement of operations.

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A

                                                               Fidelity                            Fidelity
                                                           VIP Equity Income                      VIP Growth
                                                               Division                            Division
                                                  ----------------------------------- ----------------------------------
                                                                      Period from                        Period from
                                                                  January 8, 1998(a)                  January 8, 1998(a)
                                                    Year Ended            to            Year Ended            to
                                                   December 31,      December 31,      December 31,      December 31,
                                                       1999              1998              1999              1998
                                                  -------------- -------------------- -------------- -------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss) ...................   $  154,970        $      762       $    905,136      $  (14,921)
 Net realized gain (loss) on investments ........       85,743          (114,816)            59,375         (10,197)
 Change in net unrealized gain
  on investments ................................     (139,539)          192,755          8,178,073       1,136,063
                                                    ----------        ----------       ------------      ----------
Increase (decrease) in net assets from
 operations .....................................      101,174            78,701          9,142,584       1,110,945

Contractholder transactions--Note F:
 Transfers of net premiums ......................    3,054,942         1,459,008          7,194,482         925,584
 Transfers from/to General Account
  and within Separate Account, net ..............    3,139,659         2,814,317         23,690,440       5,643,806
 Transfers of cost of insurance .................     (699,983)         (305,514)        (1,881,297)       (177,953)
 Transfers on account of death ..................           --                --             (4,024)             --
 Transfers on account of other
  terminations ..................................      (34,625)           (1,001)          (161,248)        (35,344)
Net increase (decrease) in net assets derived
 from contractholder transactions ...............    5,459,993         3,966,810         28,838,353       6,356,093
Net increase (decrease) in net assets ...........    5,561,167         4,045,511         37,980,937       7,467,038
                                                    ----------        ----------       ------------      ----------
Balance at beginning of year ....................    4,045,511                --          7,467,038              --
                                                    ----------        ----------       ------------      ----------
Balance at end of year ..........................   $9,606,678        $4,045,511       $ 45,447,975      $7,467,038
                                                    ==========        ==========       ============      ==========

                                                        Fidelity VIP High Income Division
                                                  --------------------------------------------
                                                             Year Ended December 31,
                                                  --------------------------------------------
                                                       1999           1998           1997
                                                  ------------- --------------- -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss) ...................  $  214,361    $     616,338   $  233,391
 Net realized gain (loss) on investments ........    (120,010)          97,475       71,464
 Change in net unrealized gain
  on investments ................................      63,150         (784,352)     451,237
                                                   ----------    -------------   ----------
Increase (decrease) in net assets from
 operations .....................................     157,501          (70,539)     756,092

Contractholder transactions--Note F:
 Transfers of net premiums ......................       4,917           82,028    1,344,308
 Transfers from/to General Account
  and within Separate Account, net ..............    (837,892)      (4,577,188)   3,119,835
 Transfers of cost of insurance .................    (102,685)        (264,842)    (362,364)
 Transfers on account of death ..................         (11)            (219)      (3,474)
 Transfers on account of other
  terminations ..................................      (8,950)        (126,841)    (173,019)
Net increase (decrease) in net assets derived
 from contractholder transactions ...............    (944,621)      (4,887,062)   3,925,286
Net increase (decrease) in net assets ...........    (787,120)      (4,957,601)   4,681,378
                                                   ----------    -------------   ----------
Balance at beginning of year ....................   2,542,978        7,500,579    2,819,201
                                                   ----------    -------------   ----------
Balance at end of year ..........................  $1,755,858    $   2,542,978   $7,500,579
                                                   ==========    =============   ==========

(a) Commencement of operations.

See notes to financial statements.

                             JPF SEPARATE ACCOUNT A

                                                                                                        MFS Research
                                                                                                          Division
                                                                                             -----------------------------------
                                                   Fidelity VIP II Index 500 Division                            Period from
                                             -----------------------------------------------                 January 8, 1998(a)
                                                         Year Ended December 31,               Year Ended            to
                                             -----------------------------------------------  December 31,      December 31,
                                                   1999            1998            1997           1999              1998
                                             --------------- --------------- --------------- -------------- --------------------
INCREASE IN NET ASSETS
Operations:
 Net investment income .....................  $    424,703   $   798,886     $   142,345      $    16,306        $   30,268
 Net realized gain (loss)
  on investments ...........................     3,073,138       551,714         435,364          107,800          (192,250)
 Change in net unrealized gain
  on investments ...........................    14,391,208    10,456,961       3,844,079        1,704,948           335,616
                                              ------------   -----------     -----------      -----------        ----------
Increase (decrease) in net assets from
 operations ................................    17,889,049    11,807,561       4,421,788        1,829,054           173,634

Contractholder transactions--Note F:
 Transfers of net premiums .................    26,012,390    14,424,002       5,355,400        2,385,029         1,035,071
 Transfers from/to General Account
  and within Separate Account, net .........     9,053,639    22,523,380      13,090,735        2,897,902         3,239,091
 Transfers of cost of insurance ............    (7,515,597)   (3,847,370)     (1,230,424)        (629,066)         (193,228)
 Transfers on account of death .............      (157,655)      (63,585)        (41,017)          (1,372)          (12,135)
 Transfers on account of other
  terminations .............................      (668,878)     (380,850)       (149,305)         (19,098)              130
Net increase in net assets derived from
 contractholder transactions ...............    26,723,899    32,655,577      17,025,389        4,633,395         4,068,929
Net increase in net assets .................    44,612,948    44,463,138      21,447,177        6,462,449         4,242,563
                                              ------------   -----------     -----------      -----------        ----------
Balance at beginning of year ...............    73,437,900    28,974,762       7,527,585        4,242,563                --
                                              ------------   -----------     -----------      -----------        ----------
Balance at end of year .....................  $118,050,848   $73,437,900     $28,974,762      $10,705,012        $4,242,563
                                              ============   ===========     ===========      ===========        ==========




                                                        MFS Utilities
                                                          Division
                                             -----------------------------------
                                                                 Period from                Oppenheimer Bond Division
                                                             January 12, 1998(a) -----------------------------------------------
                                               Year Ended            to                     Year Ended December 31,
                                              December 31,      December 31,     -----------------------------------------------
                                                  1999              1998               1999            1998            1997
                                             -------------- -------------------- --------------- --------------- ---------------
INCREASE IN NET ASSETS
Operations:
 Net investment income .....................  $   296,134        $   56,638      $   771,170     $   291,102      $   651,592
 Net realized gain (loss)
  on investments ...........................      154,941            38,000         (134,605)        296,390           31,843
 Change in net unrealized gain
  on investments ...........................    2,096,308           272,742       (1,114,314)        247,987          235,133
                                              -----------        ----------      -----------     -----------      -----------
Increase (decrease) in net assets from
 operations ................................    2,547,383           367,380         (477,749)        835,479          918,568

Contractholder transactions--Note F:
 Transfers of net premiums .................    1,869,430           730,856        3,187,323       3,736,503        2,691,506
 Transfers from/to General Account
  and within Separate Account, net .........    4,892,184         3,166,986          146,154         595,445         (394,592)
 Transfers of cost of insurance ............     (641,737)         (145,371)      (1,282,193)     (1,076,884)        (918,928)
 Transfers on account of death .............       (6,552)               --          (54,423)        (43,142)         (65,768)
 Transfers on account of other
  terminations .............................      (37,493)           30,746         (143,229)       (227,487)        (384,107)
Net increase in net assets derived from
 contractholder transactions ...............    6,075,832         3,783,217        1,853,632       2,984,435          928,111
Net increase in net assets .................    8,623,215         4,150,597        1,375,883       3,819,914        1,846,679
                                              -----------        ----------      -----------     -----------      -----------
Balance at beginning of year ...............    4,150,597                --       18,056,207      14,236,293       12,389,614
                                              -----------        ----------      -----------     -----------      -----------
Balance at end of year .....................  $12,773,812        $4,150,597      $19,432,090     $18,056,207      $14,236,293
                                              ===========        ==========      ===========     ===========      ===========

(a) Commencement of operations.

                             JPF SEPARATE ACCOUNT A

                                                         Oppenheimer
                                                       Strategic Bond
                                                          Division
                                             -----------------------------------
                                                                 Period from   )       Templeton International I Division
                                                             January 12, 1998(a) -----------------------------------------------
                                               Year Ended            to                      Year Ended December 31,
                                              December 31,      December 31,     -----------------------------------------------
                                                  1999              1998               1999            1998            1997
                                             -------------- -------------------- --------------- --------------- ---------------
INCREASE IN NET ASSETS
Operations:
 Net investment income .....................   $   88,694        $    1,262         $ 6,360,406      $ 2,427,205     $   649,381
 Net realized gain
  on investments ...........................      (19,086)           (2,048)            338,691          776,195         828,887
 Change in net unrealized gain
  on investments ...........................      (22,018)           24,753           5,803,054          295,855       2,126,633
                                               ----------        ----------         -----------      -----------     -----------
Increase in net assets from operations .....       47,590            23,967          12,502,151        3,499,255       3,604,901

Contractholder transactions--Note F:
 Transfers of net premiums .................      636,974           452,931          11,137,465       11,772,271       9,182,098
 Transfers from/to General Account
  and within Separate Account, net .........      781,202         1,307,674          (5,910,457)       2,942,895       7,333,435
 Transfers of cost of insurance ............     (196,836)          (74,702)         (3,422,189)      (3,185,143)     (2,324,520)
 Transfers on account of death .............           --                --            (128,201)         (31,916)        (64,977)
 Transfers on account of other
  terminations .............................      (16,951)           (6,002)           (391,045)        (356,684)       (437,273)
                                               ----------        ----------         -----------      -----------     -----------
Net increase in net assets derived
  from contractholder transactions .........    1,204,389         1,679,901           1,285,573       11,141,423      13,688,763
Net increase in net assets .................    1,251,979         1,703,868          13,787,724       14,640,678      17,293,664
                                               ----------        ----------         -----------      -----------     -----------
Balance at beginning of year ...............    1,703,868                --          54,756,706       40,116,028      22,822,364
                                               ----------        ----------         -----------      -----------     -----------
Balance at end of year .....................   $2,955,847        $1,703,868         $68,544,430      $54,756,706     $40,116,028
                                               ==========        ==========         ===========      ===========     ===========

(a) Commencement of operations.

See notes to consolidated financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                            JPF SEPARATE ACCOUNT A
                               DECEMBER 31, 1999

NOTE A--ORGANIZATION OF ACCOUNT

Jefferson Pilot Financial Separate Account A (the "Separate Account") is a separate account of Jefferson Pilot Financial Insurance Company ("JP Financial"). The Separate Account is organized as a unit investment trust registered under the Investment Act of 1940 as amended. It was established for the purpose of funding flexible premium variable life insurance policies issued by JP Financial. As of December 31, 1999, the Separate Account is comprised of twenty-one investment divisions, eleven of which invest exclusively in the corresponding portfolios of the Jefferson-Pilot Variable Fund, Inc., one of which invests in the Templeton International Fund, five of which invest in certain Fidelity Portfolios, two of which invest in certain Oppenheimer Funds, and two of which invest in certain MFS Funds, all diversified Series Investment Companies. Companies.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments: Investments in shares of the Fund are valued at the net asset value per share which is calculated each day the New York Stock Exchange is open for trading.

Investment Income: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

Investment Transactions: Purchases and sales of shares of the Fund are recorded as of the trade date, the date the transaction is executed.

Federal Income Taxes: The operations of the Separate Account are included in the federal income tax return of JP Financial which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.

Expenses: Currently, the Separate Account contains the net assets of two variable insurance policies, Ensemble and Ensemble II. A mortality and expense risk charge payable to JP Financial is accrued daily which will not exceed
 .6%and .9% of the average net asset value of each division of the Separate Account on an annual basis for Ensemble and Ensemble II, respectively.

Use of Estimates: The accompanying financial statements of the Separate Account have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements requires management to make estimates that affect amounts reported in the financial statements and accompanying notes. Such estimates could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

NOTE C--AFFILIATED COMPANY TRANSACTIONS

Administrative services necessary for the operation of the Separate Account are provided by Jefferson Pilot Life Insurance Company, an affiliate of JP Financial. JP Financial is the principal underwriter of the variable insurance contracts that utilize the Separate Account. Jefferson Pilot Variable Corporation, an affiliate of the Company, is the distributor.

NOTE D--DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract will be subject to federal income taxes on the income earned for any period for which the investments of the segregated assets account, on which the contract is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the segregated asset account satisfies the current requirements of the regulations, and it intends that the segregated asset account will continue to meet such requirements.

                            JPF SEPARATE ACCOUNT A
                               DECEMBER 31, 1999

NOTE E--INVESTMENTS

In determining the net realized gain or loss on sales of shares of the Fund, the cost of shares sold has been determined on an average cost basis. For federal income tax purposes, the cost of shares owned at December 31, 1999 is the same as for financial reporting purposes.

Following is a summary of shares of each portfolio of the Fund owned by the respective divisions of the Separate Account and the related net asset values at December 31, 1999.

                                                          Net Asset
                                                            Value
                                           Shares         Per Share
                                        -----------   ----------------
JPVF International Equity Division       1,332,798     $   16.069385
JPVF World Growth Stock Division         4,895,518         26.076172
JPVF Global Hard Assets Division           611,602          8.990947
JPVF Emerging Growth Division            3,689,566         40.674453
JPVF Capital Growth Division             7,974,859         39.265001
JPVF Small Company Division              5,024,169         18.054505
JPVF Growth Division                       933,447         23.377614
JPVF Growth & Income Division            2,948,651         20.063152
JPVF Balanced Division                   2,772,661         15.270695
JPVF High Yield Division                   575,664          9.188039
JPVF Money Market Division               2,194,261         10.846432
Fidelity VIP II Contrafund Division      2,228,829         29.150000
Fidelity VIP Equity Income Division        363,619         25.710000
Fidelity VIP Growth Division               824,121         54.930000
Fidelity VIP High Income Division          155,357         11.310000
Fidelity VIP II Index 500 Division         704,954        167.410000
MFS Research Division                      457,636         23.340000
MFS Utilities Division                     528,558         24.160000
Oppenheimer Bond Division                1,686,672         11.520000
Oppenheimer Strategic Division             610,422          4.970000
Templeton International I Division       3,082,386         22.250000

                            JPF SEPARATE ACCOUNT A
                               DECEMBER 31, 1999

NOTE F--CONTRACTHOLDER TRANSACTIONS

                                                                    For the period
                                                                  January 15, 1998(a)
                                     Year Ended December 31,            through
                                               1999                December 31, 1998
                                    -------------------------- -------------------------
                                       Units        Amount        Units       Amount
                                    ----------- -------------- ---------- --------------
JPVF International Equity Division
 Issuance of units                   1,586,816   $21,345,389     806,326   $ 9,244,760
 Redemptions of units                  923,203    12,667,542     145,428     1,654,160
                                     ---------   -----------    --------   -----------
 Net Increase                          663,613   $ 8,677,847     660,898   $ 7,590,600
                                     =========   ===========    ========   ===========


                                                                    Year Ended December 31,
                                      -----------------------------------------------------------------------------------
                                                 1999                        1998                        1997
                                      --------------------------- --------------------------- ---------------------------
                                         Units         Amount        Units         Amount        Units         Amount
                                      ----------- --------------- ----------- --------------- ----------- ---------------
JPVF World Growth Stock Division
 Issuance of units                       710,815    $31,376,896      943,836    $39,051,743    1,011,924    $39,798,520
 Redemptions of units                    970,125     42,679,194    1,018,017     42,181,438      895,063     34,935,217
                                       ---------   ------------    ---------    -----------    ---------    -----------
 Net Increase (decrease)                (259,310)  $(11,302,298)    (74,181)   $(3,129,695)     116,861    $ 4,863,303
                                       =========   ============    =========    ===========    =========    ===========


                                                                    Year Ended December 31,
                                      -----------------------------------------------------------------------------------
                                                 1999                        1998                        1997
                                      --------------------------- --------------------------- ---------------------------
                                         Units         Amount        Units         Amount        Units         Amount
                                      ----------- --------------- ----------- --------------- ----------- ---------------
JPVF Global Hard Assets Division
 Issuance of units                       806,194    $ 7,003,824      437,515    $ 3,764,642      589,273    $ 6,878,213
 Redemptions of units                    773,498      6,589,824      450,418      3,957,328      475,559      5,621,281
                                       ---------    -----------    ---------    -----------    ---------    -----------
 Net Increase                             32,696    $   414,000      (12,903)   $  (192,686)     113,714    $ 1,256,932
                                       =========    ===========    =========    ===========    =========    ===========


                                                                    Year Ended December 31,
                                      -----------------------------------------------------------------------------------
                                                 1999                        1998                        1997
                                      --------------------------- --------------------------- ---------------------------
                                         Units         Amount        Units         Amount        Units         Amount
                                      ----------- --------------- ----------- --------------- ----------- ---------------
JPVF Emerging Growth Division
 Issuance of units                     1,754,220    $49,040,558    2,202,083    $45,173,868    2,187,207    $37,160,174
 Redemptions of units                  1,468,922     40,001,064    1,639,619     33,549,189    1,257,679     21,114,834
                                       ---------    -----------    ---------    -----------    ---------    -----------
 Net Increase                            285,298    $ 9,039,494      562,464    $11,624,679      929,528    $16,045,340
                                       =========    ===========    =========    ===========    =========    ===========


                                                                    Year Ended December 31,
                                      -----------------------------------------------------------------------------------
                                                 1999                        1998                        1997
                                      --------------------------- --------------------------- ---------------------------
                                         Units         Amount        Units         Amount        Units         Amount
                                      ----------- --------------- ----------- --------------- ----------- ---------------
JPVF Capital Growth Division
 Issuance of units                     1,885,588    $92,037,794    1,791,255    $66,165,409    1,727,504    $49,693,896
 Redemptions of units                  1,232,624     60,129,280    1,324,641     48,892,898    1,166,517     33,798,824
                                       ---------    -----------    ---------    -----------    ---------    -----------
 Net Increase                            652,964    $31,908,514      466,614    $17,272,511      560,987    $15,895,072
                                       =========    ===========    =========    ===========    =========    ===========

(a) Commencement of operations

                            JPF SEPARATE ACCOUNT A
                               DECEMBER 31, 1999

NOTE F--CONTRACTHOLDER TRANSACTIONS (Continued)

                                                                    Year Ended December 31,
                                      -----------------------------------------------------------------------------------
                                                 1999                        1998                        1997
                                      --------------------------- --------------------------- ---------------------------
                                         Units         Amount        Units         Amount        Units         Amount
                                      ----------- --------------- ----------- --------------- ----------- ---------------
JPVF Small Company Division
 Issuance of units                       730,490    $27,595,578      916,453    $39,034,264      783,149    $32,220,885
 Redemptions of units                    845,859     31,946,206      747,736     32,138,906      707,768     29,020,695
                                       ---------    -----------    ---------    -----------    ---------    -----------
 Net Increase (decrease)                (115,369)   $(4,350,628)     168,717    $ 6,895,358       75,381    $ 3,200,190
                                       =========    ===========    =========    ===========    =========    ===========

                                                                    For the period
                                                                  January 20, 1998(a)
                                     Year Ended December 31,            through
                                               1999                December 31, 1998
                                    -------------------------- -------------------------
                                       Units        Amount        Units       Amount
                                    ----------- -------------- ---------- --------------
JPVF Growth Division
 Issuance of units                   1,109,124   $17,796,382     289,470   $ 3,260,004
 Redemptions of units                  295,421     4,555,951     162,322     1,781,790
                                     ---------   -----------    --------   -----------
 Net Increase                          813,703   $13,240,431     127,148   $ 1,478,214
                                     =========   ===========    ========   ===========

                                                                    Year Ended December 31,
                                      -----------------------------------------------------------------------------------
                                                 1999                        1998                        1997
                                      --------------------------- --------------------------- ---------------------------
                                         Units         Amount        Units         Amount        Units         Amount
                                      ----------- --------------- ----------- --------------- ----------- ---------------
JPVF Growth & Income Division
 Issuance of units                     1,018,584    $29,500,940    1,240,410    $32,593,480    1,110,245    $24,846,023
 Redemptions of units                    874,919     25,365,761    1,047,665     27,255,015      659,777     14,619,400
                                       ---------    -----------    ---------    -----------    ---------    -----------
 Net Increase                            143,665    $ 4,135,179      192,745    $ 5,338,465      450,468    $10,226,623
                                       =========    ===========    =========    ===========    =========    ===========

                                                                    Year Ended December 31,
                                      -----------------------------------------------------------------------------------
                                                 1999                        1998                        1997
                                      --------------------------- --------------------------- ---------------------------
                                         Units         Amount        Units         Amount        Units         Amount
                                      ----------- --------------- ----------- --------------- ----------- ---------------
JPVF Balanced Division
 Issuance of units                       578,685    $12,521,166      622,617    $11,686,604      557,010    $ 9,238,539
 Redemptions of units                    460,757      9,993,185      449,737      8,444,875      423,594      6,981,094
                                       ---------    -----------    ---------    -----------    ---------    -----------
 Net Increase                            117,928    $ 2,527,981      172,880    $ 3,241,729      133,416    $ 2,257,445
                                       =========    ===========    =========    ===========    =========    ===========

(a) Commencement of operations

                            JPF SEPARATE ACCOUNT A
                               DECEMBER 31, 1999

NOTE F--CONTRACTHOLDER TRANSACTIONS (Continued)

                                                                    For the period
                                                                   January 8, 1998(a)
                                      Year Ended December 31,            through
                                               1999                 December 31, 1998
                                     ------------------------- ---------------------------
                                        Units       Amount        Units         Amount
                                     ---------- -------------- ----------- ---------------
JPVF High Yield Division
 Issuance of units                     825,411   $ 8,463,868    1,187,107   $ 11,940,568
 Redemptions of units                  773,012     7,943,026      686,842      6,855,934
                                      --------   -----------    ---------   ------------
 Net Increase                           52,399   $   520,842      500,265   $  5,084,634
                                      ========   ===========    =========   ============

                                                                    Year Ended December 31,
                                      -----------------------------------------------------------------------------------
                                                 1999                        1998                        1997
                                      --------------------------- --------------------------- ---------------------------
                                         Units         Amount        Units         Amount        Units         Amount
                                      ----------- --------------- ----------- --------------- ----------- ---------------
JPVF Money Market
 Issuance of units                     3,240,917    $57,033,996    3,082,919    $52,304,400    2,230,904    $36,446,460
 Redemptions of units                  2,805,821     49,372,334    2,722,078     46,180,401    2,193,315     35,891,324
                                       ---------    -----------    ---------    -----------    ---------    -----------
 Net Increase                            435,096    $ 7,661,662      360,841    $ 6,123,999       37,589    $   555,136
                                       =========    ===========    =========    ===========    =========    ===========

                                                                    Year Ended December 31,
                                      -----------------------------------------------------------------------------------
                                                 1999                        1998                        1997
                                      --------------------------- --------------------------- ---------------------------
                                         Units         Amount        Units         Amount        Units         Amount
                                      ----------- --------------- ----------- --------------- ----------- ---------------
Fidelity VIP II Contrafund Division
 Issuance of units                     1,754,276    $33,244,625    2,028,731    $31,008,560    1,533,238    $19,271,804
 Redemptions of units                  1,129,685     21,491,398    1,065,432     16,037,139      580,340      7,204,967
                                       ---------    -----------    ---------    -----------    ---------    -----------
 Net Increase                            624,591    $11,753,227      963,299    $14,971,421      952,898    $12,066,837
                                       =========    ===========    =========    ===========    =========    ===========


                                                                    Year Ended December 31,
                                      -----------------------------------------------------------------------------------
                                                 1999                        1998                        1997
                                      --------------------------- --------------------------- ---------------------------
                                         Units         Amount        Units         Amount        Units         Amount
                                      ----------- --------------- ----------- --------------- ----------- ---------------
Fidelity VIP II Index 500 Division
 Issuance of units                     3,771,476    $77,313,900    3,405,171    $57,232,632    2,094,648    $28,323,380
 Redemptions of units                  2,439,500     50,590,001    1,486,670     24,577,055      822,768     11,297,991
                                       ---------    -----------    ---------    -----------    ---------    -----------
 Net Increase                          1,331,976    $26,723,899    1,918,501    $32,655,577    1,271,880    $17,025,389
                                       =========    ===========    =========    ===========    =========    ===========


                                                                    Year Ended December 31,
                                      -----------------------------------------------------------------------------------
                                                 1999                        1998                        1997
                                      --------------------------- --------------------------- ---------------------------
                                         Units         Amount        Units         Amount        Units         Amount
                                      ----------- --------------- ----------- --------------- ----------- ---------------
Fidelity VIP High Income Division
 Issuance of units                        23,042    $   283,589       71,621    $   908,088      797,876    $ 9,316,213
 Redemptions of units                     99,119      1,228,210      455,698      5,795,150      462,054      5,390,927
                                       ---------    -----------    ---------    -----------    ---------    -----------
 Net Increase (decrease)                 (76,077)   $  (944,621)    (384,077)   $(4,887,062)     335,822    $ 3,925,286
                                       =========    ===========    =========    ===========    =========    ===========

(a) Commencement of operations

                            JPF SEPARATE ACCOUNT A
                               DECEMBER 31, 1999

NOTE F--CONTRACTHOLDER TRANSACTIONS (Continued)

                                                                            For the period
                                                                           January 8, 1998(a)
                                          Year Ended December 31,               through
                                                   1999                    December 31, 1998
                                       -----------------------------   --------------------------
                                          Units           Amount         Units         Amount
                                       -----------   ---------------   ---------   --------------
Fidelity VIP Growth Division
 Issuance of units                      2,522,313      $39,479,910      655,774      $ 7,806,648
 Redemptions of units                     672,246       10,641,557      122,386        1,450,555
                                        ---------      -----------      -------      -----------
 Net Increase                           1,850,067      $28,838,353      533,388      $ 6,356,093
                                        =========      ===========      =======      ===========


                                                                             For the period
                                                                           January 8, 1998(a)
                                          Year Ended December 31,               through
                                                   1999                    December 31, 1998
                                       -----------------------------   --------------------------
                                          Units           Amount         Units         Amount
                                       -----------   ---------------   ---------   --------------
Fidelity VIP Equity Income Division
 Issuance of units                      1,131,302     $13,584,576       982,482      $10,549,873
 Redemptions of units                     681,291       8,124,583       623,457        6,583,063
                                        ---------     -----------       -------      -----------
 Net Increase                             450,011     $ 5,459,993       359,025      $ 3,966,810
                                        =========     ===========       =======      ===========


                                                                          For the period
                                                                         January 8, 1998(a)
                                         Year Ended December 31,              through
                                                  1999                   December 31, 1998
                                       ---------------------------   --------------------------
                                          Units         Amount         Units         Amount
                                       ----------   --------------   ---------   --------------
MFS Reseach Division
 Issuance of units                       672,625     $ 8,701,356     631,245      $ 7,154,159
 Redemptions of units                    311,684       4,067,961     288,287        3,085,230
                                         -------     -----------     -------      -----------
 Net Increase                            360,941     $ 4,633,395     342,958      $ 4,068,929
                                        ========     ===========     =======      ===========


                                                                         For the period
                                                                         January 12, 1998(a)
                                         Year Ended December 31,               through
                                                   1999                   December 31, 1998
                                       ----------------------------   --------------------------
                                          Units          Amount         Units         Amount
                                       ----------   ---------------   ---------   --------------
MFS Utilities Division
 Issuance of units                       930,122      $11,856,880      667,553      $ 7,474,706
 Redemptions of units                    458,547        5,781,048      324,319        3,691,489
                                         -------      -----------      -------      -----------
 Net Increase                            471,575      $ 6,075,832      343,234      $ 3,783,217
                                         =======      ===========      =======      ===========

(a) Commencement of operations

                            JPF SEPARATE ACCOUNT A
                               DECEMBER 31, 1999

NOTE F--CONTRACTHOLDER TRANSACTIONS (Continued)



                                                                    Year Ended December 31,
                                      -----------------------------------------------------------------------------------
                                                 1999                        1998                        1997
                                      --------------------------- --------------------------- ---------------------------
                                         Units         Amount        Units         Amount        Units         Amount
                                      ----------- --------------- ----------- --------------- ----------- ---------------
Oppenheimer Bond Division
 Issuance of units                       646,006    $13,940,162    1,052,232    $22,601,035      396,342      $7,858,820
 Redemptions of units                    561,178     12,086,530      913,765     19,616,600      350,970       6,930,709
                                       ---------    -----------    ---------    -----------      -------      ----------
 Net Increase                             84,828    $ 1,853,632      138,467    $ 2,984,435       45,372      $  928,111
                                       =========    ===========    =========    ===========      =======      ==========


                                                                      For the period
                                                                    January 12, 1998(a)
                                      Year Ended December 31,             through
                                                1999                 December 31, 1998
                                      ------------------------   -------------------------
                                         Units       Amount         Units       Amount
                                      ---------- -------------   ---------- --------------
Oppenheimer Strategic Division
 Issuance of units                       369,193   $ 3,720,887      374,307    $ 3,726,685
 Redemptions of units                    250,262     2,516,498      204,970      2,046,784
                                       ---------   -----------      -------    -----------
 Net Increase                            118,931   $ 1,204,389      169,337    $ 1,679,901
                                       =========   ===========      =======    ===========

                                                                    Year Ended December 31,
                                      -----------------------------------------------------------------------------------
                                                 1999                        1998                        1997
                                      --------------------------- --------------------------- ---------------------------
                                         Units         Amount        Units         Amount        Units         Amount
                                      ----------- --------------- ----------- --------------- ----------- ---------------
Templeton International Division
 Issuance of units                     1,586,916    $28,116,196    2,289,338     $37,928,398    2,174,212    $32,480,846
 Redemptions of units                  1,515,331     26,830,623    1,615,048      26,786,975    1,245,865     18,792,083
                                       ---------    -----------    ---------     -----------    ---------    -----------
 Net Increase                             71,585    $ 1,285,573      674,290     $11,141,423      928,347    $13,688,763
                                       =========    ===========    =========     ===========    =========    ===========

(a) Commencement of operations

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                     UNDERTAKINGS REGARDING INDEMNIFICATION

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                   REPRESENTATIONS REGARDING FEES AND CHARGES

     The fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Chubb Life Insurance Company of America.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

    The cover sheet.
    The Prospectus consisting of 78 pages.
    The undertaking to file reports.
    The undertaking pursuant to Rule 484(b) (1) under the Securities
    Act of 1933.
    The Representations Regarding Fees and Charges.
    The signatures.
    Written consents of the following persons:

Ernst & Young LLP, contained in Exhibit 7 below.

The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     (a) Certified copy of Resolution of Board of Directors of The Volunteer State Life Insurance Company, adopted at a meeting held on August 20, 1984 (in lieu of indenture or trust creating unit investment trust) (Incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

     (b) Not applicable.

     (c) (i) Underwriting Agreement between The Volunteer State Life Insurance Company and Chubb Securities Corporation. (Incorporated by reference to
     Exhibit 1(c)(i) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

         (ii) Amendment to Underwriting Agreement between The Volunteer State Life Insurance Company and Chubb Securities Corporation. (Incorporated by reference to Exhibit 1(c)(ii) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

         (iii) Specimen District Manager's Agreement of Chubb Securities Corporation. (Incorporated by reference to Exhibit 1(c)(iii) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

         (iv) Specimen Sales Representative's Agreement of Chubb Securities Corporation. (Incorporated by reference to Exhibit 1(c) (iv) of Post-Effective Amendment No. 12 to the Registration Statement on Form 2-6 dated April 17, 1996).

         (v) Schedule of Commissions. (Incorporated by reference to Exhibit 1(c)(v) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

     (d) Not applicable

     (e) Specimen Policy with form of riders. 1,2,3,6,7. (Incorporated by reference to Exhibit 1(e) of Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 dated April 17, 1996).

     (f) (i) Amended and Restated Charter (with all amendments) of Chubb Life Insurance Company of America. (Incorporated by Reference to Exhibit 1(f)
     (i) of Post-Effective Amendment No. 2 on

     Form S-6 of Chubb Separate Account C, to the Registration Statement filed December 10, 1993, File No. 33-72830).

         (ii) By-Laws of Chubb Life Insurance Company of America. (Incorporated by Reference to Exibit 1(f) (ii) of Post-Effective Amendment No. 2 on Form S-6 of Chubb Separate Account C, to the Registration Statement filed December 10, 1993, File No. 33- 72830).

     (g) Not applicable.

     (h)(i) Fund Distribution Agreement between Chubb America Fund, Inc., and Chubb Securities Corporation (incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund Inc., filed on April 11, 1990, Registration No. 2-94479).

         (ii) Amendment to Fund Distribution Agreement between Chubb America Fund, Inc. and Chubb Securities Corporation (incorporated by reference to
     Exhibit 6(a) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

         (iii) Amended and Restated Investment Management Agreement between Chubb America Fund, Inc., and Chubb Investment Advisory Corporation (incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

         (iv) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Templeton, Galbraith & Hansberger Ltd. (incorporated by reference to Exhibit 5(e) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc., filed April 14, 1993, Registration No. 2-94479).

         (vii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Van Eck Associates Corporation (incorporated by reference to Exhibit 5(f) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

         (viii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. (incorporated by reference to Exhibit 5(e) of Post-Effective Amendment No. 7 to Form N-1A of Chubb America Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

         (ix) Sub-Investment Management Agreement among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Pioneering Management Corporation (incorporated by reference to Exhibit 5(g) of Post-Effective Amendment No. 7 of Form N-1A of Chubb America

     Fund, Inc., filed on April 11, 1990, Registration No. 2-94479).

         (x) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. (incorporated by reference to Exhibit 5(h) of Post-Effective Amendment No. 9 of Form N-1A of Chubb America Fund, Inc., filed on February 28, 1992, Registration No. 2-94479).

         (xi) Custodian Agreement between Chubb America Fund, Inc., and Citibank, N.A. (incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 8 to Form N-1A of Chubb America Fund, Inc., filed on February 21, 1991, Registration No. 2-94479).

         (xii) Amendment to the Custodial Services Agreement between Chubb America Fund, Inc., and Citibank, N.A. (incorporated by reference to
     Exhibit 8(b) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

         (xiii) Amendment No. 2 to Custodial Services Agreement between Chubb America Fund, Inc. and Citibank, N.A. (incorporated by reference to Exhibit 8(c) of Post-Effective Amendment No. 11 of Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

         (xiv) Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation for the Growth and Income Portfolio (incorporated by reference to Exhibit 5(i) of Post-Effective Amendment No. 9 of Form N-1A of Chubb America Fund, Inc. filed on February 28, 1992, Registration No. 2-94479).

         (xv) Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation for the Capital Growth Portfolio (incorporated by reference to Exhibit 5(j) of Post-Effective Amendment No. 9 to Form N-1A of Chubb America Fund, Inc. filed on February 28, 1992, Registration No. 2-94479).

         (xvii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Chubb Asset Managers, Inc. (incorporated by reference to Exhibit 5(l) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

         (xviii) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Janus Capital Corporation (incorporated by reference to Exhibit 5(m) of Post-Effective Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

         (xix) Sub-Investment Management Agreement by, between and among Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Phoenix Investment Counsel, Inc. (incorporated by reference to Exhibit 5(n) of Post-Amendment No. 11 to Form N-1A of Chubb America Fund, Inc. filed on April 14, 1993, Registration No. 2-94479).

         (xx) Form of Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation with respect to the Emerging Growth Portfolio (incorporated by reference to Exhibit 5(p) of Post-Effective Amendment No. 12 to Form of Chubb America Fund, Inc. filed on February 14, 1995 Registration No. 2-94479).

         (xx) Form of Investment Management Agreement between Chubb America Fund, Inc. and Chubb Investment Advisory Corporation with respect to the Emerging Growth Portfolio (incorporated by reference to Exhibit 5(p) of Post-Effective Amendment No. 12 to Form 12 to Form N-1A of Chubb America Fund, Inc. filed on February 14, 1995 Registration No. 2-94479).

         (xxi) Form of Sub-Investment Management Agreement between Chubb America Fund, Inc., Chubb Investment Advisory Corporation and Massachusetts Financial Services Company with respect to the Emerging Growth Portfolio (incorporated by reference to Exhibit 5(q) of Post-Effective Amendment No. 12 to Form N-1A of Chubb America Fund, Inc., filed on February 14, 1995, Registration No. 2-94479).

     (i) Not Applicable.

     (j) Application.

2.   Specimen Policy. (Same as 1(e)).

3. Opinion of counsel. (Incorporated by reference to Exhibit 3 of Post-Effective Amendment No. 13 to the Registration Statement on Form S-6 dated April 28, 1997.)

4.   Not Applicable.

5.   Not Applicable.

6. Actuarial opinion and consent of Richard Dielensnyder, FSA, MAAA. (Incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 15 to the Registration Statement on Form S-6 dated December 18, 1997.)

7.   Consent of Ernst & Young LLP.

8. Procedures Memorandum, as amended, pursuant to Rule 6e-3(T) (b) (12) (iii) under the 1940 Act. (Incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 13 to the Registration Statement on Form S-6 dated April 28, 1997).

9.   Specimen Notice of Right of Withdrawal, pursuant to Rule 6e3 (T) (b) (13)
     (viii). (Incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 13 to the Registration Statement on Form S-6 dated April 17, 1996).

10. Representations, description and undertakings regarding mortality and expense risk charge, pursuant to Rule 6e-3 (T) (b) (13) (iii) (F). (Incorporated by reference to Exhibit 10 of Post-Effective Amendment No. 13 to the Registration Statement on Form S-6 dated April 28, 1997.)

11.  (a) Not Applicable.
     (b) Not Applicable.

12. (Incorporated by reference to Exhibit 12 of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 of Chubb Separate Account C, filed December 10, 1993, File No. 33-72830).

13. (Incorporated by reference to Exhibit 13 of Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 of Chubb Separate Account C, filed December 10, 1993, File No. 33-72830).

14.  Not Applicable.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, the registrant, JPF Separate Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 18 to the Registration Statement and, has duly caused this Post-Effective Amendment No. 18 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to the hereunto affixed and attested, all in Concord, New Hampshire on the 24th day of April, 2000.



(SEAL)                               JPF SEPARATE ACCOUNT A
                                       (Registrant)
                                     JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                                     AMERICA (Depositor)



                                     By:  /s/ Dennis R. Glass
                                     -------------------------------------------
                                              Dennis R. Glass


                                     Title: Chief Financial Officer
                                     -------------------------------------------


ATTEST:



/s/ Reggie D. Adamson
-------------------------------
Reggie D. Adamson
Chief Accounting Officer

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, Jefferson Pilot Financial Insurance Company certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 18 to the Registration Statement and has duly caused this Post-Effective Amendment No. 18 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Concord, New Hampshire on the 24th day of April, 2000.



[SEAL APPEARS HERE]                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY



                                     By:  /s/ Dennis R. Glass
                                          --------------------------------------
                                              Dennis R. Glass

                                     Title: Chief Financial Officer
                                            ------------------------------------


ATTEST:


/s/ Reggie D. Adamson
--------------------------------
Reggie D. Adamson
Chief Accounting Officer


     Pursuant to the requirements of the Securities act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures                            Title                    Date

/s/ Dennis R. Glass
-----------------------------------   Director             April 24, 2000
    Dennis R. Glass

/s/ Kenneth C. Mlekush
-----------------------------------   Director             April 24, 2000
    Kenneth C. Mlekush

/s/ David A. Stonecipher
-----------------------------------   Director             April 24, 2000
    David A. Stonecipher

                                  EXHIBIT INDEX

7. Consent of Ernst & Young LLP
   Independent Auditors ..........................................